UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Vermillion, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(4) Date Filed:

VERMILLION, INC.
______________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 12, 2013
______________________

Dear Stockholder:

NOTICE IS HEREBY GIVEN that the 2013 Annual Meeting of the Stockholders of Vermillion, Inc., a Delaware corporation (the “Company”), will be held on December 12, 2013 at 8:00 a.m. (Central Standard Time), at the Marriott Hotel at 300 East Fourth Street in Austin, Texas 78701 for the following purposes:

1.	To adopt amendments to our Certificate of Incorporation and Bylaws to declassify the Board of Directors (Proposal 1);
2.	To elect Peter S. Roddy as a Class I director to serve until his successor is duly elected and qualified (Proposal 2);
3.	To hold an advisory vote to approve the compensation of our Named Executive Officers as disclosed in this proxy statement (Proposal 3);
4.	To ratify the selection of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2013 (Proposal 4);
5.

To approve an amendment and restatement of the Company’s 2010 Stock Incentive Plan (the “2010 Plan”) to, among other modifications, (i) increase the number of shares of the Company’s common stock authorized for issuance by 2,300,000 shares, (ii) require the Company to obtain stockholder approval prior to repricing any outstanding options or stock appreciation rights, except in certain events, and (iii) modify the share recycling provisions set forth in the 2010 Plan (Proposal 5); and

6.	To transact such other business as properly may be brought before the Annual Meeting or any adjournment thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this Notice.

The Board of Directors fixed the close of business on October 29, 2013 as the record date for determining the stockholders entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment thereof.  A complete list of such stockholders will be available for examination by any stockholder for any purpose germane to the Annual Meeting during ordinary business hours at our executive offices at 12117 Bee Caves Road, Building Three, Suite 100, Austin, Texas 78738 for a period of 10 days before the Annual Meeting.

All stockholders are cordially invited to attend the Annual Meeting in person.  To ensure your representation at the Annual Meeting, you are urged to sign and date the attached proxy card and return it in the enclosed pre-addressed postage-paid envelope.  Any stockholder attending the Annual Meeting may vote in person even if that stockholder has returned a proxy.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be
held on December 12, 2013

The proxy statement and our annual report on Form 10-K for the year ended December 31, 2012 are available at http://www.vermillion.com.

Austin, Texas November 12, 2013	By Order of the Board of Directors /s/ Thomas H. McLain Thomas H. McLain President and Chief Executive Officer

YOUR VOTE IS IMPORTANT.  IN ORDER TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, YOU ARE URGED TO SIGN AND DATE THE ATTACHED PROXY CARD AND RETURN IT IN THE ENCLOSED PRE-ADDRESSED POSTAGE-PAID ENVELOPE AS SOON AS POSSIBLE.

Table of Contents

Page

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	1
PROPOSAL 1: ADOPTION OF AMENDMENTS TO OUR CERTIFICATE OF INCORPORATION AND BYLAWS TO DECLASSIFY THE BOARD OF DIRECTORS	5
PROPOSAL 2: ELECTION OF DIRECTOR	6
INFORMATION REGARDING THE BOARD OF DIRECTORS, COMMITTEES, AND CORPORATE GOVERNANCE	7
EXECUTIVE OFFICERS	13
COMPENSATION OF DIRECTORS	15
COMPENSATION COMMITTEE REPORT	16
COMPENSATION DISCUSSION AND ANALYSIS	17
PROPOSAL 3: ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	29
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	31
TRANSACTIONS WITH RELATED PERSONS	32
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	34
PROPOSAL 4: RATIFICATION OF THE SELECTION OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	35
REPORT OF THE AUDIT COMMITTEE	37
PROPOSAL 5: APPROVAL OF THE VERMILLION, INC. AMENDED AND RESTATED 2010 STOCK INCENTIVE PLAN	38
OTHER MATTERS	46
ANNEX A: PROPOSED AMENDMENT TO THE CERTIFICATE OF INCORPORATION
ANNEX B: PROPOSED AMENDMENT TO THE BYLAWS
ANNEX C: VERMILLION, INC. AMENDED AND RESTATED 2010 STOCK INCENTIVE PLAN

VERMILLION, INC.

12117 Bee Caves Road, Building Three, Suite 100
Austin, Texas 78738

___________________

PROXY STATEMENT

___________________

Annual Meeting of Stockholders to be Held on December 12, 2013

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

General

The enclosed proxy is solicited on behalf of the Board of Directors (the “Board”) of Vermillion, Inc., a Delaware corporation (“Vermillion, the “Company,” “we,” “us” or “our”), for use at our 2013 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on December 12, 2013 at 8:00 a.m. (Central StandardTime).  The Annual Meeting will be held at the  Marriott Hotel at 300 East Fourth Street in Austin, Texas 78701.  The Notice of our 2013 Annual Meeting, this proxy statement, the accompanying proxy card and our Annual Report on Form 10-K for the year ended December 31, 2012 will first be mailed to stockholders on or about November 15, 2013, and are also available online at http://www.vermillion.com.  Our principal executive offices are located at 12117 Bee Caves Road, Building Three, Suite 100, Austin, Texas 78738 and the telephone number is (512) 519-0400.

Record Date; Outstanding Shares

The voting securities entitled to vote at the Annual Meeting consist of only shares of common stock.  Only stockholders of record at the close of business on October 29, 2013 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting.  At the close of business on the Record Date, there were 23,487,927 shares of our common stock, par value $0.001 per share, issued and outstanding and entitled to vote.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to us at our principal executive offices (12117 Bee Caves Road, Building Three, Suite 100, Austin, Texas 78738, Attention: Investor Relations) either a written notice of revocation or a duly executed proxy card bearing a later date, or attending the Annual Meeting and voting in person.  Attendance at the Annual Meeting will not, by itself, revoke a proxy.  For shares held in street name by beneficial owners, they may change their votes by submitting a later dated voting instruction form to their brokers, banks, or other nominees or, if they have obtained legal proxies from their brokers, banks, or other nominees giving them the right to vote their shares at the Annual Meeting, by attending the Annual Meeting and voting in person.

Solicitation of Proxies

This solicitation of proxies is made by us and all related costs will be borne by us.  In addition, we will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners.  Proxies may also be solicited by certain of our directors, officers and employees, without additional compensation, personally or by electronic or regular mail, telephone, or facsimile.

Voting

Each share of common stock outstanding on the Record Date is entitled to one vote on all matters.  Stockholders do not have cumulative voting rights.

When a proxy card is properly dated, executed and returned, the shares represented by such proxy card will be voted at the Annual Meeting in accordance with the instructions of the stockholder as set forth on the proxy card.  If no specific instructions are given, the shares will be voted (1) “FOR” the adoption of amendments to our Certificate of Incorporation and Bylaws to declassify the Board of Directors (Proposal 1); (2) “FOR” the election of Peter S. Roddy as a Class I director to serve until his successor is duly elected and qualified (Proposal 2); (3) “FOR” the approval of the compensation of our Named Executive Officers as described under “Compensation Discussion and Analysis” below; (4) “FOR” the ratification of the selection of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013; (5) “FOR” the approval of an amendment and restatement of the Company’s 2010 Stock Incentive Plan (the “2010 Plan”) to, among other modifications, (i) increase the number of shares of the Company’s common stock authorized for issuance by 2,300,000 shares, (ii) require the Company to obtain stockholder approval prior to repricing any outstanding options or stock appreciation rights, except in certain events, and (iii) modify the share recycling provisions set forth in the 2010 Plan (Proposal 5); and (6) at the discretion of the individuals designated as proxies on the proxy card on such other business as may properly come before the Annual Meeting or any adjournment thereof.

Quorum; Required Votes; Abstentions; Broker Non-Votes

Quorum

Holders of a majority of the outstanding shares entitled to vote must be present, in person or by proxy, at the Annual Meeting in order to have the required quorum for the transaction of business.  If the shares present, in person and by proxy, at the Annual Meeting do not constitute the required quorum, the meeting may be adjourned to a subsequent date for the purpose of obtaining a quorum.  When a proxy card is properly dated, executed and returned, the shares represented by such proxy card are counted in determining whether a quorum exists, even if the shares are voted “ABSTAIN” or “WITHHOLD.”  Broker non-votes (as defined below) are also counted for purposes of determining a quorum.

Required Votes

The proposal to adopt amendments to our Certificate of Incorporation and Bylaws to declassify the Board of Directors (Proposal 1) requires the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of all of the Company’s outstanding shares of common stock.

The proposal to elect Peter S. Roddy as a Class I director to serve until his successor is duly elected and qualified (Proposal 2) requires the affirmative vote of a plurality of the shares present at the Annual Meeting in person or by proxy and entitled to vote.  This means that the nominee receiving the highest number of “FOR” votes for a particular seat is elected to that seat.

The proposals to approve the compensation of our Named Executive Officers (Proposal 3), to ratify the selection of BDO USA, LLP as our independent registered public accounting firm (Proposal 4), and to approve an amendment and restatement of the 2010 Plan (Proposal 5) each require the affirmative vote of the holders of a majority of the shares present at the Annual Meeting either in person or by proxy and entitled to vote.

Abstentions

Shares voted “ABSTAIN” will have the same effect as votes “AGAINST” approval of the proposals to adopt amendments to our Certificate of Incorporation and Bylaws to declassify the Board of Directors (Proposal 1), to approve the compensation of our Named Executive Officers (Proposal 3), to ratify the selection of BDO USA, LLP as our independent registered public accounting firm (Proposal 4), and to approve an amendment and restatement of the 2010 Plan (Proposal 5).

Shares voted “WITHHOLD” from Peter S. Roddy in the proposal to elect him as a Class I director to serve until his successor is duly elected and qualified (Proposal 2) will have no effect on the outcome of the vote with respect to the election of directors.

Broker Non-Votes

If a stockholder holds shares in the name of a broker, bank or nominee (this is called “street name”), the broker, bank, or nominee will send to the stockholder a voting instruction form with this proxy statement.  The broker, bank or nominee is not permitted to vote on the stockholder’s behalf on certain matters that are not “routine,” such as the proposals regarding the amendments to our Certificate of Incorporation and Bylaws, the election of the director nominee, the approval of executive compensation, and the amendment and restatement of  the 2010 Plan, unless the stockholder provides specific instructions by completing and returning the voting instruction form (these uninstructed votes are termed “broker non-votes”).  Broker non-votes are not treated as entitled to vote on these proposals and, therefore, are not counted for purposes of determining the number of votes cast with respect to these particular proposals.

Broker non-votes will have the same effect as votes “AGAINST” approval of the proposal to adopt amendments to our Certificate of Incorporation and Bylaws to declassify the Board of Directors (Proposal 1).  Broker non-votes will have no effect on the outcome of the votes with respect to the proposals to elect the director nominee (Proposal 2), to approve the compensation of our Named Executive Officers (Proposal 3) and to approve an amendment and restatement of the 2010 Plan (Proposal 5).

The proposal to ratify the selection of BDO USA, LLP as our independent registered public accounting firm (Proposal 4) is considered a routine matter and the broker, bank or nominee is allowed to vote the shares in street name, without receiving specific instructions from stockholders on how to vote the shares on that proposal.

Attendance at the Annual Meeting

Attendance at the Annual Meeting will be limited to stockholders as of the Record Date.  Each stockholder may be asked to present valid picture identification, such as a driver’s license or passport.  Stockholders holding stock in brokerage accounts or by a bank or other nominee may be required to show a brokerage statement or account statement reflecting stock ownership as of the Record Date.

Householding of Proxy Materials

Some banks, brokers and other nominee record holders may be “householding” our proxy statements and annual reports.  This means that only one copy of our proxy statement and annual report to stockholders may have been sent to multiple stockholders in your household.  We will promptly deliver a separate copy of either document to you if you call or write to us at our principal executive offices, 12117 Bee Caves Road, Building Three, Suite 100, Austin, Texas 78738, Attn: Investor Relations, telephone: (512) 519-0400.  If you want to receive separate copies of the proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and telephone number.

Submission of Stockholder Proposals for the 2014 Annual Meeting

In order to be eligible for inclusion in the Company’s proxy statement and form of proxy for the 2014 Annual Meeting, stockholder proposals must comply with Rule 14a-8 promulgated by the Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other applicable rules.  Rule 14a-8 requires that stockholder proposals be delivered to our principal executive offices no later than 120 days before the one-year anniversary of the release date of the previous year’s annual meeting proxy statement or, if the annual meeting date has changed by more than 30 days from the date of the previous year’s meeting, the deadline is a reasonable time before the Company begins to print and mail its proxy materials for the next annual meeting.

The Board of Directors currently expects to return to the cycle of holding annual meetings in the spring.  Accordingly, the 2014 Annual Meeting will likely be more than 30 days earlier than December 12, 2014, the anniversary date of the Annual Meeting.  The deadline for receipt of a stockholder proposal complying with Rule 14a-8 for the anticipated spring 2014 meeting will be January 10, 2014, which the Company believes is a reasonable time before it will print and mail its proxy materials for the 2014 Annual Meeting.  Once the date has been established, the Company will disclose the date of the 2014 Annual Meeting in a filing with the SEC and will update the deadline referenced above if necessary.

Stockholder proposals and director nominations not included in our proxy statement for the 2014 Annual Meeting will not be eligible for presentation at the meeting unless they comply with the advance notice requirements set forth in our Bylaws, including that the stockholder gives timely notice of the proposal or nomination in writing to our principal executive offices. To be timely, stockholder proposals and director nominations must be received by us by the later of (x) 90 days prior to the 2014 Annual Meeting or (y) the tenth (10th) day following the date on which we first publicly disclose the date of the 2014 Annual Meeting.  Proposals and nominations that are not received in a timely manner will not be voted on at the 2014 Annual Meeting.

YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN. PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT TODAY IN THE ENCLOSED PRE-ADDRESSED POSTAGE-PAID ENVELOPE.

IMPORTANT: If your shares are held in the name of a brokerage firm, bank, nominee or other institution, only it can sign a proxy card with respect to your shares and only upon specific instructions from you.  Please return the enclosed proxy card to your broker or bank and contact the person responsible for your account to ensure that a proxy card is voted on your behalf.

PROPOSAL 1: ADOPTION OF AMENDMENTS TO OUR CERTIFICATE OF INCORPORATION

AND BYLAWS TO DECLASSIFY THE BOARD OF DIRECTORS

Proposed Amendments to our Certificate of Incorporation and Bylaws

Currently, our Fourth Amended and Restated Certificate of Incorporation (our “Certificate of Incorporation”) divides the members of the Board of Directors into three classes. One class is elected at each annual meeting of stockholders to hold office for a term beginning on the date of the election and ending on the date of the third annual meeting of stockholders following the date of the election. Our Fourth Amended and Restated Bylaws (our “Bylaws”) contain a similar provision regarding the classification of the Board of Directors.

After careful consideration, the Board of Directors has determined that it would be in the best interests of the Company and its stockholders to declassify the Board of Directors to allow the Company’s stockholders to vote on the election of the entire Board of Directors each year, rather than on a staggered basis, and to provide that, whether or not the Board of Directors is classified, directors may be removed with or without cause. The proposed amendment to our Certificate of Incorporation is set forth in Annex A to this proxy statement and the proposed amendment to our Bylaws is set forth in Annex B to this proxy statement.

Declassification of the Board of Directors

If this Proposal 1 is approved by the Company’s stockholders at the Annual Meeting, the declassification of the Board of Directors will be phased in as follows:

•	The Class I director elected at the Annual Meeting will be elected for a term expiring at the Company’s 2014 annual meeting of stockholders (the “2014 Annual Meeting”);
•	The Class II directors will continue to serve the remainder of their elected terms, which expire at the 2014 Annual Meeting;
•

The Class III directors, whose terms are scheduled to expire at the Company’s 2015 annual meeting of stockholders (the “2015 Annual Meeting”), have each submitted resignations conditioned on the approval of this Proposal 1 and the filing of the proposed amendment to our Certificate of Incorporation with the Delaware Secretary of State, such that they will serve only until immediately prior to the 2014 Annual Meeting, but would be eligible to stand for election at the 2014 Annual Meeting if nominated; and

•	Starting with the 2014 Annual Meeting, all directors will be elected annually.

If this Proposal 1 is approved by the Company’s stockholders, any director appointed to fill a vacancy that arises between annual meetings of stockholders will serve for a term that expires at the next annual meeting of stockholders.

If this Proposal 1 is not approved by the Company’s stockholders, the Board of Directors will remain classified, with each class of directors serving a term ending on the date of the third annual meeting of stockholders following the date of election, and the term of the Class I director standing for election at the Annual Meeting, if elected, will expire at the Company’s 2016 annual meeting of stockholders (the “2016 Annual Meeting”).

Removal of Directors Without Cause

Delaware corporate law provides that, unless a company’s charter provides otherwise, members of a classified board of directors may be removed only for cause.  At present, because the Board of Directors is classified, directors are removable only for cause. If this Proposal 1 is approved by the Company’s stockholders, the Certificate of Incorporation will be amended to provide that, whether or not the Board of Directors is classified, directors may be removed with or without cause.  The effect of this provision is to permit stockholders to remove directors without cause during the period in which the declassified board is being phased in.

Considerations of the Board

The Board of Directors recognizes that a classified structure may offer several advantages, such as promoting board continuity and stability, encouraging directors to take a long-term perspective and ensuring that a majority of the Board of Directors will always have prior experience with the Company. Additionally, classified boards may motivate potential acquirors seeking control to initiate arms’-length discussions with the Board of Directors, rather than engaging in unsolicited or coercive takeover tactics, since potential acquirors are unable to replace the entire Board of Directors in a single election, thereby better enabling the Board of Directors to maximize stockholder value and to ensure the equal and fair treatment of stockholders. The Board of Directors also recognizes that a classified structure may reduce directors’ accountability to stockholders because such a structure does not enable stockholders to express a view on each director’s performance by means of an annual vote.  Moreover, many institutional investors believe that the election of directors is the primary means for stockholders to influence corporate governance policies and to hold management accountable for implementing those policies.

In determining whether to support declassification of the Board of Directors, the Board of Directors considered the arguments in favor of and against continuation of the classified board structure and determined that it would be in the best interests of the Company and its stockholders to declassify the Board of Directors.

The Board OF DIRECTORS unanimously recommends that you vote “FOR” the proposal to ADOPT amendMENTS TO OUR CERTIFICATE OF INCORPORATION AND BYLAWS to declassify the Board OF DIRECTORS.

PROPOSAL 2: ELECTION OF DIRECTOR

Currently, our Certificate of Incorporation divides the members of the Board of Directors into three classes.  One class is elected at each annual meeting of stockholders to hold office for a term beginning on the date of the election and ending on the date of the third annual meeting of stockholders following the date of the election.  Our Bylaws contain a similar provision regarding the classification of the Board of Directors.  The number of directors currently serving on the Board of Directors is seven, including three Class I directors whose terms expire at the Annual Meeting, two Class II directors whose terms expire at the 2014 Annual Meeting and two Class III directors whose terms expire at the 2015 Annual Meeting.  There is currently a vacancy in Class III.

In connection with the Board of Director’s ongoing process of determining the desired size of the Board of Directors, the Board of Directors determined not to nominate two of the Class I directors for re-election at the Annual Meeting, and in order to rebalance the three classes of the Board of Directors, Mr. Peter S. Roddy, who had served as a Class II director, resigned effective October 29, 2013, was immediately reappointed as a Class I director and was nominated by the Board to stand for election as a Class I director at the Annual Meeting.

As explained in further detail in Proposal 1, the Board of Directors is proposing to amend our Certificate of Incorporation and Bylaws to declassify the Board of Directors over a period beginning at the Annual Meeting.  If Proposal 1 is approved by the Company’s stockholders, Mr. Roddy, as the only nominee standing for election at the Annual Meeting, will, if elected, serve for a term expiring at the 2014 Annual Meeting.  If Proposal 1 is not approved by the Company’s stockholders, neither the Certificate of Incorporation nor the Bylaws will be amended, and Mr. Roddy will, if elected, serve for a term expiring at the 2016 Annual Meeting.

Information regarding the nominee for the Board of Directors is set forth below. The Company has no reason to believe that the nominee would be unable or unwilling to serve as a director if elected.  However, in the event that the nominee is unable to or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who is designated by the Board of Directors to fill the vacancy.

Nominee for Director

Class I Director Nominee to the Board:

Name	Age	Position with Vermillion
Mr. Peter S. Roddy	53	Director, Audit Committee Chairman

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEE NAMED ABOVE.

INFORMATION REGARDING THE BOARD OF DIRECTORS, COMMITTEES, AND
CORPORATE GOVERNANCE

Biographical Information of Our Directors

Our Bylaws currently provide for a Board of Directors consisting of eight members. The directors are divided into three classes having staggered three-year terms, so that the term of one class expires at each annual meeting of stockholders.  Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of an equal number of directors. The classes are currently comprised as follows:

•

Class I directors and Nominee.  Bruce A. Huebner, William C. Wallen, Ph.D. and Peter S. Roddy are currently Class I directors, whose terms will expire at the Annual Meeting.  As discussed above, Mr. Roddy, who had served as a Class II director, resigned and was immediately reappointed as a Class I director effective October 29, 2013. The Board of Directors has nominated Mr. Roddy for election as a Class I director at the Annual Meeting.  If Proposal 1 is approved by the Company’s stockholders, Mr. Roddy will, if elected, serve for a term expiring at the 2014 Annual Meeting.  If Proposal 1 is not approved by the Company’s stockholders, Mr. Roddy will, if elected, serve for a term expiring at the 2016 Annual Meeting.

•

Class II directors.  James S. Burns and Carl Severinghaus are currently Class II directors, whose terms will expire at the 2014 Annual Meeting, whether or not Proposal 1 is approved by the Company’s stockholders.

•

Class III directors.  Robert S. Goggin and Eric Varma are Class III directors, whose terms will expire at the 2015 Annual Meeting.  However, Mr. Goggin and Dr. Varma have each submitted a resignation conditioned on the approval of Proposal 1 and the filing of the proposed amendment to our Certificate of Incorporation with the Delaware Secretary of State, such that he will serve only until immediately prior to the 2014 Annual Meeting, but would be eligible to stand for election at the 2014 Annual Meeting if nominated.

The Board of Directors has approved and declared advisable, and is recommending that at the Annual Meeting our stockholders adopt amendments to the Certificate of Incorporation and Bylaws to declassify the Board of Directors (see Proposal 1).

Class I Director Nominated for Election at the Annual Meeting

Peter S. Roddy, age 53, was appointed to our Board of Directors in February 2010 and serves as Chairman of our Audit Committee. Mr. Roddy has served as Vice President and Chief Financial Officer of Pain Therapeutics, Inc., a biopharmaceutical company that develops novel drugs, since July 2004, and as its Chief Financial Officer since November 2002.  From 1990 to 2002, Mr. Roddy held a variety of senior management positions at COR Therapeutics, Inc. (now part of Takeda Pharmaceutical Company Limited), a biopharmaceutical company, including Senior Vice President, Finance and Chief Financial Officer between 2000 and 2002.  Prior to 1990, Mr. Roddy held a variety of positions at Price Waterhouse & Company, Hewlett Packard Company and MCM Laboratories, Inc.  Mr. Roddy received his B.S. in Business Administration from the University of California, Berkeley.

Our Board of Directors has determined that based upon Mr. Roddy’s extensive experience in the life sciences industry, including relevant experience as an executive officer and chief financial officer, as well as experience at a major accounting firm, he has the qualifications and skills to serve as a member of our Board of Directors and Chairman of the Audit Committee.

Class I Directors Not Nominated for Election at the Annual Meeting

Bruce A Huebner, age 63, has been our director since May 2011 and served as the Company’s Interim President and Chief Executive Officer from November 26, 2012 to March 18, 2013.  Mr. Huebner was elected as Chairman of the Board of Directors on March 18, 2013. Mr. Huebner served as a managing director for LynxCom Partners, LLC, a healthcare consulting firm, from July 2010 through November 2012 and from July 2008 through September 2009.  From October 2009 to June 2010, Mr. Huebner served as President and Chief Executive Officer of TrovaGene, Inc., a developer of molecular diagnostics products based on the detection of transrenal genetic markers.  From May 2005 to July 2008, Mr. Huebner served as President of Osmetech Molecular Diagnostics, a developer of molecular diagnostic tests.  From 2002 to 2004, Mr. Huebner was President and Chief Operating Officer of Nanogen, Inc., a publicly held nanotechnology/microarray company.  From 1996 to 2002, Mr. Huebner was Executive Vice President and Chief Operating Officer of Gen-Probe, Inc. a developer of nucleic acid tests, including diagnostic tests for infectious disease that affect women’s health.  Mr. Huebner’s other experience includes Vice President of Marketing and Sales at Quidel, Director of Marketing for the U.S. and Director of Marketing and Market Development in Europe for Hybritech, Inc., and various sales and marketing positions at Roche Diagnostics. He currently serves as a director on the board of directors of Pasadena Bioscience Collaborative and Biocept, Inc..  Mr. Huebner received his Bachelor of Science degree in Chemistry from the University of Wisconsin-La Crosse and completed a graduate school senior executive program at Columbia University.

William C. Wallen,  Ph.D., age 70, has been our director since February 2010. Additionally, he served as Chairman of our Nominating and Governance Committee and as a member of our Audit Committee and Compensation Committee until October 29, 2013.  Dr. Wallen served on our Scientific Advisory Board from April 2006 until February 2010, when he joined the Board of Directors.  Dr. Wallen served as the Senior Vice President and Chief Scientific Officer of IDEXX Laboratories, Inc. (“IDEXX”) beginning September 2003, and retired from IDEXX on March 3, 2010.  Commencing in December 2008, Dr. Wallen took on the position of leading its infectious disease product manufacturing operations.  Dr. Wallen led IDEXX’s pharmaceutical products business from September 2003 until IDEXX sold certain product lines and restructured that business in 2008.  Prior to joining IDEXX, Dr. Wallen held various positions with Bayer Corporation, most recently as Senior Vice President, Research and Development, and Head, Office of Technology for the Diagnostics Division of Bayer Healthcare.  From 2001 to 2003, Dr. Wallen served as Senior Vice President and Head of Research, Nucleic Acid Diagnostics Segment; from 1999 to 2001, as Senior Vice President of Research and Development Laboratory Testing Segment; and from 1993 to 1999, as Vice President of Research and Development, Immunodiagnostic and Clinical Chemistry Business Units.  Before joining Bayer Corporation, from 1990 to 1993, Dr. Wallen was Vice President, Research and Development at Becton Dickinson Advanced Diagnostics.  Dr. Wallen is a member of the American Association of Clinical Chemistry, the American Society for Microbiology, American Association for Cancer Research, The Leukemia Society of America, and the New York Academy of Science.  Dr. Wallen has authored or co-authored 55 scientific papers and articles covering topics in immunology, virology, oncology and detection methodologies.  Dr. Wallen received his B.S. in Zoology and M.S. in Microbiology from Michigan State University, and Ph.D. in Molecular Biology from University of Arizona College of Medicine.

Class II Directors Continuing Office until the 2014 Annual Meeting

James S. Burns, age 66, has been our director since June 2005 and served as Chairman of the Board from September 2011 until March 18, 2013. He is a member of our Audit Committee. Mr. Burns is currently Chief Executive Officer and director of AssureRx, Health, Inc., a personalized medicine company which specializes in pharmacogenetics for neuropsychiatric disorders.  Prior to joining AssureRx, Health, Inc., Mr. Burns was the President and Chief Executive Officer of EntreMed, Inc. from June 2004 to December 2008, and a director from September 2004 to December 2008. Mr. Burns was a co-founder and, from 2001 to 2003, served as President and as Executive Vice President of MedPointe, Inc., a specialty pharmaceutical company that develops, markets and sells branded prescription pharmaceuticals.  From 2000 to 2001, Mr. Burns served as a founder and Managing Director of MedPointe Capital Partners, a private equity firm that led a leveraged buyout to form MedPointe Pharmaceuticals.  Previously, Mr. Burns was a founder, Chairman, President and Chief Executive Officer of Osiris Therapeutics, Inc., a biotech company developing therapeutic stem cell products for the regeneration of damaged or diseased tissue. Mr. Burns has also been Vice Chairman of HealthCare Investment Corporation and a founding General Partner of Healthcare Ventures L.P., a venture capital partnership specializing in forming companies building around new pharmaceutical and biotechnology products; Group President at Becton Dickinson and Company, a multidivisional biomedical products company; and Vice President and Partner at Booz & Company, Inc., a multinational consulting firm.  Mr. Burns is a director of Symmetry Medical Inc. (NYSE: SMA), a supplier of products and services to orthopedic and other medical device companies. Mr. Burns received his B.S. and M.S. in Biological Sciences from the University of Illinois, and M.B.A. from DePaul University. He has also earned a Board Leadership Fellow certification from the National Association of Corporate Directors.

Our Board of Directors has determined that based upon Mr. Burns’ extensive experience in the diagnostics industry, and current and prior director and management experience, he has the qualifications and skills to serve as a member of our Board of Directors and as a member of the Board’s Audit Committee.

Carl Severinghaus, age 61, was appointed to our Board of Directors in March 2010 and serves as our Compensation Committee Chairman.  In addition, he is a member of our Audit Committee and also our Nominating and Governance Committee.  Since January 1, 2011, Mr. Severinghaus is Vice President, Head Global Sales OEM Components of the Tecan Group, a leading global provider of laboratory instruments and solutions in biopharmaceuticals, forensics and clinical diagnostics.  Previously from 2009 until 2011 he was President of Tecan Americas, responsible for Sales and Commercial Operations for the Americas Region, including US, Canada, Central and South America.  From 2007 until 2009, he lived in Zurich and was Senior Vice President for International Sales at Tecan, responsible for Worldwide Sales and Operations.  From 1999 to 2007, Mr. Severinghaus was President and General Manager of Tecan US. Prior to becoming President and General Manager at Tecan, he was Vice President of Sales from 1991 to 1998. Before he joined Tecan he was National Sales Manager for American Monitor Corporation.  Mr. Severinghaus received his Bachelor of Fine Arts Degree from Drake University in 1974. Mr. Severinghaus is or has been a member of the Analytical & Life Science System Association, Society for Laboratory Automation and Screening (SLAS) and also the American Association of Clinical Chemistry (AACC).

Our Board of Directors has determined that based upon Mr. Severinghaus’ demonstrated executive level management and commercial operations skills, both domestically and internationally, he has the qualifications and skills to serve as a member of our Board of Directors and a key member of the Board’s Compensation, Nominating and Governance and Audit Committees.

Class III Directors Continuing in Office until the 2015 Annual Meeting (Subject to Conditional Resignations)

Robert S. Goggin, III, age 50, was elected to our Board of Directors in March 2013 and is a member of our Nominating and Governance Committee. He is an attorney in private practice (formerly serving the government as a prosecutor) and the owner/director of Keller and Goggin P.C., a law firm with offices in Philadelphia, Pennsylvania and Trenton, New Jersey. He has represented various labor unions including correctional officers, tradesmen and laborers. Mr. Goggin is a graduate of St. Joseph’s University and the Widener University School of Law.

Our  Board of Directors has determined that as a practicing attorney and shareholder advocate, Mr. Goggin has the qualifications and skills to serve as a member of our Board of Directors and a key member of the Board’s Nominating and Governance Committee.

On May 25, 2012, Mr. Goggin and another stockholder of the Company, György B. Bessenyei, filed a complaint in the Delaware Court of Chancery (the “Court”) against the Company, each member of the Board of Directors and Gail S. Page, then President and Chief Executive Officer, alleging that the directors and Ms. Page had breached their fiduciary duties.

On November 16, 2012, the Court dismissed the lawsuit with prejudice finding that Mr. Bessenyei's signatures on certain filings made with the Court had been improperly notarized.  The defendants claimed that Mr. Goggin had caused a legal assistant in his Pennsylvania law office to notarize verifications filed with the Court even though she did not personally witness Mr. Bessenyei sign the documents.  Mr. Goggin was the subject of a Memorandum Opinion of the Court dated November 16, 2012 in which the Court opined that his conduct likely violated, among other rules, Rule 8.4(c) of the Pennsylvania Rules of Professional Conduct which provides that it is professional misconduct for a lawyer to “engage in conduct involving dishonesty, fraud, deceit or misrepresentation.” There is currently no pending litigation between Mr. Goggin, Mr. Bessenyei and the Company.

Eric Varma, age 32, was appointed to our Board of Directors in September 2013 and is a member of our Compensation Committee. Dr. Varma is currently a partner at Oracle Investment Management, Inc., which is a fundamental research-driven investment management company that is exclusively focused on the global health care and bioscience industries. Prior to joining Oracle Investment Management in 2009, he worked at Leerink Swann, a healthcare investment bank, the Boston Consulting Group, and the Food and Drug Administration. Dr. Varma received his B.A. from the University of California Berkeley, M.D. from the Albert Einstein College of Medicine, and M.B.A. from the MIT Sloan School of Management.

Our Board of Directors has determined that as a partner at Oracle Investment Management, Vermillion's largest stockholder, and a physician, Eric brings significant financial and commercial experience in the life sciences industry to our Board of Directors and has the qualifications and skills to serve as a member of our Board of Directors and Compensation Committee.

Independence of the Board of Directors

After a review of all relevant transactions or relationships between each director or any of his family members, on the one hand, and the Company, our senior management and its independent registered public accounting firm, on the other hand, the Board has affirmatively determined that each of our directors are independent directors, as the term is currently defined under NASDAQ Listing Rule 5605(a)(2).

Board Leadership Structure

The Board has chosen to separate the roles of Chief Executive Officer and Chairman of the Board.  This situation enables our Chief Executive Officer, Mr. Thomas McLain, to focus on the day-to-day operation of our business while allowing Mr. Huebner, our Chairman of the Board, to focus on leadership of the Board.  The Board believes that its current leadership structure best serves the objectives of the Board’s oversight of management, the ability of the Board to carry out its roles and responsibilities on behalf of the stockholders, and the Company’s overall corporate governance.

Role of the Board in Risk Oversight

The Board is involved in oversight of risks that could affect us.  This oversight is conducted primarily through committees of the Board, and particularly the Audit Committee and Nominating and Governance Committee, but the full Board has retained responsibility for general oversight of risks.  The Board satisfies this responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within the Company.

Meetings of the Board of Directors

Our Board establishes overall policies and standards and reviews the performance of management.  The Board held nine meetings and took action by unanimous written consent on four occasions in 2012.  Each Board member attended 75% or more of the aggregate meetings of the Board held during the period for which he or she was a director.  Applicable NASDAQ listing standards require that the independent directors meet from time to time in executive session.  In 2012, our independent directors met in regularly scheduled executive sessions at which only independent directors were present.  It is our policy to request that all Board members attend the annual meeting of stockholders.  We held our most recent annual meeting of stockholders on March 21, 2013 and all members of the Board attended the meeting.

Audit Committee

The Audit Committee of the Board was established by the Board to oversee our corporate accounting and financial reporting processes, systems of internal control over financial reporting and the quality and integrity of our financial statements and reports.  In addition, the Audit Committee oversees the qualification, independence and performance of our independent registered public accounting firm.  The Audit Committee also recommends to the Board the appointment of our independent registered public accounting firm.

The Audit Committee is currently composed of three directors: Mr. Roddy, Chairperson, Mr. Burns and Mr. Severinghaus.  Dr. Wallen served as a member of our Audit Committee until October 29, 2013.  The Audit Committee is governed by a written Audit Committee Charter adopted by the Board. The Audit Committee charter can be found in the Investor Relations section of our website at http://www.vermillion.com.  The Audit Committee met four times in 2012. Each Audit Committee member attended 75% or more of the aggregate meetings of the Audit Committee held during the period for which he was an Audit Committee member.

The Board has determined that all members of our Audit Committee are independent pursuant to applicable NASDAQ and SEC requirements.  The Board has determined that Mr. Roddy qualifies as an “audit committee financial expert,” as defined in applicable SEC rules.  The Board made a qualitative assessment of Mr. Roddy’s level of knowledge and experience based on a number of factors, including his experience as the chief financial officer of other companies.

Compensation Committee

The Compensation Committee of the Board acts on behalf of the Board to review, adopt and oversee our compensation strategy, policies, plans and programs.  The Compensation Committee reviews and recommends to the Board for approval the compensation (i.e., salary, bonus and stock-based compensation grants) and other terms of employment or service of our Chief Executive Officer and other executive officers, reviews with management our Compensation Discussion and Analysis for inclusion in our proxy statements and other SEC filings, and administers our 2010 Stock Incentive Plan.  The Compensation Committee has the authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms.

Our executive officers recommend to the Compensation Committee of the Board business performance targets and objectives and provide background information about the underlying strategic objectives.  Our Chief Executive Officer generally makes recommendations to the Compensation Committee regarding salary increases for other executive officers during the regular merit increase process.  Our executive officers are not present or involved in deliberations concerning their own compensation.

The Compensation Committee is currently composed of two directors: Mr. Severinghaus, Chairman and Dr. Varma.  Dr. Wallen served as a member of our Compensation Committee until October 29, 2013.  The Board has determined that both members of our Compensation Committee are independent pursuant to applicable NASDAQ listing standards.  The Compensation Committee has adopted a written charter that can be found in the Investor Relations section of our website at http://www.vermillion.com.  The Compensation Committee met two times in 2012. Each Compensation Committee member attended 75% or more of the aggregate meetings of the Compensation Committee held during the period for which he was a Compensation Committee member.

The performance and compensation process and specific determinations of the Compensation Committee with respect to executive compensation for 2012 are described in greater detail in the “Compensation Discussion and Analysis” section of this proxy statement.

Nominating and Governance Committee

The Nominating and Governance Committee is responsible for identifying individuals qualified to serve as members of the Board, recommending to the Board nominees for election as our directors, and providing oversight with respect to corporate governance and ethical conduct.

Our Nominating and Governance Committee currently consists of Mr. Severinghaus and Mr. Goggin.  Dr. Wallen served as the Chairman of our Nominating and Governance until October 29, 2013.  The Board has determined that all the members of the Nominating and Governance Committee are independent pursuant to applicable NASDAQ listing standards.    The Nominating and Governance Committee has adopted a written charter that can be found in the Investor Relations section of our website at http://www.vermillion.com.  The Nominating and Governance Committee met one time in 2012. Each Nominating and Governance Committee member attended 75% or more of the aggregate meetings of the Nominating and Governance Committee held during the period for which he was a Nominating and Governance Committee member.

The information below describes the criteria and process that the Nominating and Governance Committee uses to evaluate candidates to the Board.

Board Membership Criteria

The Nominating and Governance Committee is responsible for assessing the appropriate balance of experience, skills and characteristics required of the Board.  Nominees for director are selected on the basis of depth and breadth of experience, knowledge, integrity, ability to make independent analytical inquiries, understanding of our business environment, the willingness to devote adequate time to Board duties, the interplay of the candidate’s experience and skills with those of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board.  Although there is no specific policy regarding diversity in identifying director nominees, both the Nominating and Governance Committee and the Board seek the talents and backgrounds that would be most helpful to us in selecting director nominees.  In particular, the Nominating and Governance Committee, when recommending director candidates to the full Board for nomination, may consider whether a director candidate, if elected, assists in achieving a mix of Board members that represents a diversity of background and experience.

Process for Identifying and Evaluating Nominees

The Nominating and Governance Committee initiates the process for identifying and evaluating nominees to the Board by identifying a slate of candidates who meet the criteria for selection as nominees and have the specific qualities or skills being sought based on input from members of the Board, management and, if the Nominating and Governance Committee deems appropriate, a third-party search firm.  Candidates are evaluated by the Nominating and Governance Committee on the basis of the factors described above under “Board Membership Criteria.” With respect to candidates for initial election to the Board, the Nominating and Governance Committee also reviews biographical information and qualifications and checks the candidates’ references.  Qualified candidates are interviewed by at least one member of the Nominating and Governance Committee.  Serious candidates meet, either in person or by telephone, with all members of the Nominating and Governance Committee and as many other members of the Board as practicable.

Using the input from interviews and other information obtained, the Nominating and Governance Committee evaluates which of the prospective candidates is qualified to serve as a director and whether the committee should recommend that the Board nominate, or elect to fill a vacancy with, a prospective candidate.  Candidates recommended by the Nominating and Governance Committee are presented to the Board for selection as nominees to be presented for the approval of the stockholders or for election to fill a vacancy.  The Nominating and Governance Committee expects that a similar process would be used to evaluate any nominees recommended by stockholders.

Code of Ethics

We have adopted the Vermillion, Inc. Code of Business Conduct and Ethics (the “Code of Ethics”) that applies to all our officers, directors and employees.  The Code of Ethics is available in the Investor Relations section of our website at http://www.vermillion.com.  We will disclose on our website any waiver of, or amendment to, the Code of Ethics as required by applicable SEC and NASDAQ requirements.

Stockholder Communications

Our stockholders may communicate directly with the Board of Directors in writing, addressed to:

Board of Directors
c/o Corporate Secretary
Vermillion, Inc.
12117 Bee Caves Road, Building Three, Suite 100
Austin, Texas 78738

The Corporate Secretary will review each stockholder communication.  The Corporate Secretary will forward to the entire Board (or to members of a committee thereof, if the communication relates to a subject matter clearly within that committee’s area of responsibility) each communication that (a) relates to our business or governance, (b) is not offensive and is legible in form and reasonably understandable in content, and (c) does not merely relate to a personal grievance against us, a director, a member of the management, or other employees of us, or to further a personal interest not shared by the other stockholders generally.

EXECUTIVE OFFICERS

Set forth below is certain information about our current executive officers:

Name	Age	Positions
Thomas H. McLain	55	President and Chief Executive Officer
Eric J. Schoen	45	Vice President, Finance and Chief Accounting Officer (effective May 28, 2013) and Chief Accounting Officer (prior to May 28, 2013)
Donald G. Munroe, Ph.D.	56

Senior Vice President of Business Development and Chief Scientific Officer (effective March 1, 2013) and Chief Scientific Officer and Vice President of Research and Development (prior to March 1, 2013)

William Creech	61	Vice President of Sales and Marketing

Thomas H. McLain was appointed President and Chief Executive Officer of the Company on March 18, 2013. Mr. McLain most recently served as Chief Executive Officer and Chief Financial Officer of Claro Scientific, LLC, an early-stage diagnostic company. Before Claro, from 1998 to 2007, he held various senior management positions including chief executive officer and president, at Nabi Biopharmaceuticals (now Biota Pharmaceuticals, Inc.), a biotechnology company addressing immune system conditions and served as a board member and as chairman of the board. Prior to Nabi, Mr. McLain held several senior management positions of increasing responsibility over 10 years at Bausch & Lomb Incorporated, a global eye care company. Mr. McLain also previously served Eastman Chemical Company as a member of its board of directors, the audit and finance committees, and as chairman of the health, safety, environment and security committee. Mr. McLain previously served as a member of the board of the biotechnology industry association (BIO), as well as several community and business development boards. Earlier in his career, Mr. McLain served as Audit Manager at Ernst & Young, LLP. He holds an MBA in Accounting and Information Systems from the University of Rochester, Simon Graduate School of Business and a BA in economics from the College of the Holy Cross.

Eric J. Schoen joined the Company in July 2010 as our Corporate Controller.  He was named Vice President, Finance on May 28, 2013 and has been our Chief Accounting Officer since October 2011. Prior to joining the Company, Mr. Schoen served as Revenue Controller for Borland Software, a publicly traded software development company, from 2007 to 2010.  From 2000 to 2007, he served in Corporate Controller and Director of Finance roles for Trilogy Enterprises, Momentum Software and Alticast, Inc. Mr. Schoen also spent nine years with PricewaterhouseCoopers, most recently as a Manager in the audit and assurance, transaction services and global capital markets practices.  Mr. Schoen received his Bachelor of Science in Finance from Santa Clara University.

Donald G. Munroe, Ph.D., joined the Company in October 2011 as our Chief Scientific Officer and Vice President of Research and Development. Effective March 1, 2013, Dr. Munroe was named our Senior Vice President of Business Development and Chief Scientific Officer. Dr. Munroe has extensive experience in the diagnostic industry, and has been a key member of upper management in a number of prominent diagnostic and life science companies.  He served as Vice President, Immunoassay Research and Development from 2009 to 2011 at Beckman Coulter, a preeminent manufacturer of automated diagnostic tests and biomedical instruments.  In this role, Dr. Munroe was responsible for launching key Immunoassay menu additions and re-standardizing existing assays.  He also initiated manufacturing science investigations and product improvement projects.  Previously, Dr. Munroe worked at Invitrogen Corporation in several roles including Vice President, Research and Development (Transplant Diagnostics) from 2006 to 2008, Vice President, Global Program and Portfolio Management (Corporate) from 2004 to 2005, and Director, Research and Development (GIBCO™) from 2002 to 2003.  Dr. Munroe was Director of Technology Commercialization with Corning (Microarray Technologies) from 2000 to 2002, and has 10 years of pharmaceutical discovery research experience at R.W. Johnson Pharmaceutical Research Institute (1990 to 1995) and Allelix Biopharmaceuticals (1996 to 2000).  Dr. Munroe received his Bachelor of Science in Biology from the University of Guelph, Master of Science in Medical Sciences at McMaster University and Ph.D. in Medical

Biophysics at University of Toronto.  Dr. Munroe has served as a member of the Scientific Advisory Board of Minneapolis Community & Technical College and is an associate member of the Society of Gynecologic Oncology, and a member of the American Association for Clinical Chemistry and the American Association for the Advancement of Science.  Dr. Munroe is an inventor in seven granted U.S. patents, and has authored peer-reviewed publications on the molecular basis of cancer, gastrointestinal disorders, inflammation, OVA1 clinical validation and other topics.

William Creech joined the Company in March 2010 as Vice President of Sales and Marketing. Prior to joining the Company, Mr. Creech served as Principal of WBC Consulting, where he provided strategic and tactical consulting services to clients in the medical devices and diagnostics industry from 2008 until March 2010.  Mr. Creech has over 30 years of experience in the diagnostics industry, serving as Vice President of Sales and Marketing at Capitol Vial, Inc. from 2005-2008 where he was responsible for creating a sales organization and initiating a scalable pricing program that increased gross margin 500 basis points.  He also launched a key new product, “Snappies”™, increasing volume 400% year over year while increasing pricing by 30%. Mr. Creech was Vice President of Corporate Accounts at Apogent Technologies from 1998-2005 where he negotiated multi subsidiary contracts with key customers such as Quest Diagnostics and IDEXX.  Prior to that, Mr. Creech was Director of Corporate Accounts at Ciba Corning/Chiron Diagnostics from 1995 to 1998.  At Abbott Diagnostics, he served in various sales, sales training and sales management and corporate roles for 14 years from 1981 to 1995, receiving awards such as Presidents Club for 4 straight years and was sales rep of the year for the Diagnostics Division.  Mr. Creech served as an Armor officer in the United States Army from 1975 to 1981 and graduated with a B.S. from Florida Southern College.

COMPENSATION OF DIRECTORS

Director Compensation

Outside directors (i.e., non-employee directors) are compensated for their service as (1) a member of the Board of Directors, (2) a member of any committee of the Board of Directors, and (3) a chair of any committee of the Board of Directors.  For 2012, we adopted a compensation program granting restricted stock units (“RSUs”) to outside directors with a targeted value on the grant date equal to approximately $60,000.  The targeted value on the grant date for the Chairman of the Board is approximately $70,000. The number of RSUs granted is determined by dividing the targeted value by a trailing average price of our common stock on the date of grant of the RSUs. 50% of the RSUs granted to directors vested on June 1, 2012 and 25% of the RSUs vested on each of September 1, 2012 and December 1, 2012, except that 50% of the RSUs granted to John F. Hamilton vested May 15, 2012 and 50% vested on December 13, 2012 due to the fact that Mr. Hamilton was not nominated for re-election at the Company’s 2012 annual meeting which was delayed and held on March 18, 2013.  Outside directors did not receive any cash compensation in connection with their services as directors nor did they sell any shares acquired upon the vesting of the RSUs, except that historically certain acquired shares were sold by certain directors only for the purpose of covering their tax liability incurred in connection with the distribution of the RSUs.  Periodically, the Compensation Committee reviews and determines the adequacy of the compensation program for outside directors, and based upon the results of their analysis, the Compensation Committee will make recommendations in regards to the compensation program for outside directors to the Board of Directors.  During fiscal year 2012, the outside directors were compensated as follows, with the RSU awards being made as of May 15, 2012 based on a grant date value of $1.99 per RSU:

•	The chairman of the Board received a total of 35,000 RSUs;
•	each other outside director received 30,000 RSUs;
•	the chairperson of the Audit Committee received an additional 6,000 RSUs;
•	the chairperson of the Compensation Committee received an additional 4,500 RSUs;
•	the chairperson of the Nominating and Governance Committee received an additional 3,000 RSUs;
•	the other members of the Audit Committee each received an additional 3,000 RSUs.
•	the other members of the Compensation Committee each received an additional 2,000 RSUs; and
•	the other members of the Nominating and Governance Committee received an additional 2,000 RSUs.

The compensation earned by our outside directors for the year ended December 31, 2012 was as follows:

Name	Fees Earned or Paid in Cash	Stock Awards(1)	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
James S. Burns	$—	$69,650	$—	$—	$—	$—	$69,650
John F. Hamilton	—	51,300	—	—	—	—	51,300
Peter S. Roddy	—	71,640	—	—	—	—	71,640
Carl Severinghaus	—	78,605	—	—	—	—	78,605
William C. Wallen, Ph.D.	—	75,620	—	—	—	—	75,620
Total	$—	$346,815	$—	$—	$—	$—	$346,815

_____________________________

(1)All outside directors received RSUs in lieu of any cash compensation.

COMPENSATION COMMITTEE REPORT

Our executive compensation program for our Named Executive Officers is administered by the Compensation Committee of the Board of Directors.  The Compensation Committee has reviewed the Compensation Discussion and Analysis and discussed that analysis with management.  Based on its review and discussions with management, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

This report is provided by the following independent members of the Compensation Committee:

Carl Severinghaus, Chairman
William C. Wallen (member until October 29, 2013)

COMPENSATION DISCUSSION AND ANALYSIS

This section describes the compensation program for our Named Executive Officers.  In particular, this section focuses on our 2012 compensation program and related decisions.  The Compensation Committee annually reviews our executive compensation program to ensure that it appropriately rewards performance that is tied to sound decision-making and creating stockholder value, and is designed to achieve our goals of promoting financial and operational success by attracting, motivating and facilitating the retention of key employees with outstanding talent and ability.

Named Executive Officers During 2012

The following executive officers were our “Named Executive Officers” during 2012:

Name	Positions
Gail S. Page	President and Chief Executive Officer (former)
Bruce A. Huebner	Interim Chief Executive Officer (former)
Donald G. Munroe, Ph.D.

Chief Scientific Officer and Vice President of Research and Development (through February 28, 2013); Senior Vice President of Business Development and Chief Scientific Officer (effective March 1, 2013)

William Creech	Vice President of Sales and Marketing

The following Named Executive Officers as of 2012 are no longer employed with us after their terminations or resignations:

Gail S. Page joined the Company in January 2004 as President of our Diagnostics Division and an Executive Vice President, and was promoted to President and Chief Operating Officer of Vermillion in August 2005.  Subsequently, Ms. Page became our President and Chief Executive Officer and was named a director in December 2005 and served as President and Chief Executive Officer until her resignation in March 2009 due to our bankruptcy proceeding in 2009.  In connection with our emergence from bankruptcy in 2010, Ms. Page was reappointed as our Chief Executive Officer in February 2010.  From October 2000 to January 2003, Ms. Page was Executive Vice President and Chief Operating Officer of Luminex Corporation.  From 1988 to 2000, Ms. Page held various senior level management positions with Laboratory Corporation of America (“LabCorp”).  In 1993, Ms. Page was named Senior Vice President, Office of Science and Technology at LabCorp, responsible for the management of scientific affairs in addition to the diagnostics business segment.  Additionally, from 1995 to 1997, Ms. Page headed the Cytology and Pathology Services business unit for LabCorp.  From 1988 to 2000, Ms. Page was a member of the Scientific Advisory Board at LabCorp and chaired the committee from 1993 to 1997.  Prior to her years at LabCorp and its predecessor, Roche Biomedical, Ms. Page worked in various functions in the academic field and the diagnostics industry.  Ms. Page received her A.S. in Medical Technology in combination with a Cardiopulmonary Technology Diploma from the University of Florida.  Ms. Page also completed an executive management course at the Kellogg School of Management at Northwestern University. On May 15, 2012, we announced the mutually agreed termination without cause of Ms. Page as our President and Chief Executive Officer, which was effective December 2, 2012. Ms. Page became a consultant for the Company from December 3, 2012 until termination on March 15, 2013.

Bruce A. Huebner was named as the Company’s Interim President and Chief Executive Officer on November 26, 2012 and served until the appointment of Thomas McLain as President and Chief Executive Officer on March 18, 2013.  Mr. Huebner was elected as Chairman of the Board of Directors on March 18, 2013. Mr. Huebner has been a director of the Company since May 2011. Mr. Huebner most recently served as a managing director for LynxCom Partners, LLC, a healthcare consulting firm. From October 2009 to June 2010, Mr. Huebner served as President and Chief Executive Officer of TrovaGene, Inc., a developer of molecular diagnostics products based on the detection of transrenal genetic markers. From May 2005 to July 2008, Mr. Huebner served as President of Osmetech Molecular Diagnostics, a developer of molecular diagnostic tests. From 2002 to 2004, Mr. Huebner was President and Chief Operating Officer of Nanogen, Inc., a publicly held nanotechnology/microarray company. From 1996 to 2002, Mr. Huebner was Executive Vice President and Chief Operating Officer of Gen-Probe, Inc., a developer of nucleic acid tests, including diagnostic tests for infectious disease that affect women’s health.  Mr. Huebner’s other experience includes Vice President of Marketing and Sales at Gen-Probe, Vice President of Marketing and Sales at Quidel, Director of Marketing for the U.S. and Director of Marketing and Market Development in Europe for Hybritech, Inc., and various sales and marketing positions at Roche Diagnostics. He currently serves as a director on the board of directors of Pasadena Bioscience Collaborative and Biocept, Inc.. Mr. Huebner received his Bachelor of Science degree in Chemistry from the University of Wisconsin-La Crosse and completed a graduate school senior executive program at Columbia University.

Compensation Philosophy and Objectives

The goal of our compensation program for our Named Executive Officers is the same as for the overall Company, which is to foster compensation policies and practices that attract, engage and motivate high caliber talent by offering compensation in a competitive range.  We are committed to a total compensation philosophy and structure that provides flexibility in responding to market factors; rewards and recognizes superior performance; attracts highly skilled, experienced and capable employees; and is fair and fiscally responsible.

The Compensation Committee has designed and implemented compensation programs for Named Executive Officers to reward them for sustaining our financial and operating performance and leadership excellence, to align their interests with those of our stockholders and to encourage them to remain with us for long and productive careers. Because bonus and equity compensation play a key role in aligning our executives’ interests with our stockholders’ interests, annual incentives and equity incentives constitute an essential portion of the Named Executive Officer compensation.  However, most of our compensation elements simultaneously fulfill one or more performance, alignment and/or retention objectives.

Base salary and annual bonus are designed to reward annual achievements and be commensurate with the executive’s scope of responsibilities, demonstrated leadership abilities, and management experience and effectiveness.  Our other elements of compensation focus on motivating and challenging the executive to achieve superior, longer-term, sustained results.

In establishing compensation for the Named Executive Officers, the following are the Compensation Committee’s objectives:

•	Attract, retain, reward and motivate high performing executive talent;
•	Ensure senior officer compensation is aligned with our corporate strategies, business objectives and the long-term interests of our stockholders;
•	Increase the incentive to achieve key strategic, financial and operational performance measures by linking incentive award opportunities to the achievement of performance goals in these areas;
•	Ensure that the elements of compensation, individually and in the aggregate, do not encourage excessive risk-taking; and
•

Enhance the officers’ incentive to increase the Company’s long term value, as well as promote retention of key people, by providing a portion of total compensation opportunities for senior management in the form of direct ownership in the Company through stock ownership.

The Compensation Committee reviews all components of the Named Executive Officers’ compensation, including annual base salary, bonuses based on corporate and individual performance, equity compensation, perquisites and termination-based compensation.  For equity incentive compensation, which includes grants of RSUs and stock options, the Compensation Committee reviews accumulated realized and unrealized stock options and RSU gains.  The Compensation Committee also reviews the dollar value to the executive and cost to the

Company of all perquisites, as well as the actual and projected payout obligations under several potential severance and change in control scenarios.  In addition, from time to time, the Compensation Committee may hire compensation and benefits consultants to assist in developing and reviewing overall executive compensation strategies.  The Compensation Committee also receives input from the Chief Executive Officer regarding the compensation of all executives other than the Chief Executive Officer.

On March 21, 2013, we held a stockholder advisory vote on the compensation of our named executive officers for 2011, commonly referred to as a say-on-pay vote.  Less than a majority of our stockholders voted to approve the 2011 compensation paid to our named executive officers.  Although this vote was an advisory vote, and was not binding on either the Company or the Board (or any of its committees), the Compensation Committee deliberated extensively about the results of this vote and considered these results when engaging in its ongoing review of our executive compensation program.   In evaluating the continued appropriateness of the Company’s executive compensation program, the Compensation Committee considered the fact that the Debtor’s Incentive Plan, which was court-approved plan established in connection with our emergence from bankruptcy, expired in 2011 and no further payouts will be made under such plan. The Compensation Committee believes that the remaining elements of the Company’s executive compensation program are structured in a way that is supportive of the Company’s strategic objectives and is aligned with interests of the Company’s stockholders.  Accordingly, the Compensation Committee determined that the Company’s executive compensation philosophy, compensation objectives and compensation components continued to be appropriate and did not make any specific changes to the Company’s executive compensation program in response to the most recent say-on-pay vote.

Compensation Components

Our executive compensation program is designed to attract executives with the requisite skills necessary to support our strategic objectives, to reward executives for the achievement of near-term and long-term objectives, and to retain executives by aligning compensation with the longer-term creation of stockholder value, by developing a sustainable business with consistent performance.

Our compensation program is comprised of the following components for the Named Executive Officers:

•	Base Salaries;
•	Annual Incentive Bonus;
•	Equity Incentives;
•	Employment agreements providing for severance and change in control benefits; and
•	Certain perquisites as well as 401(k) plan, health and welfare plan benefits.

The Compensation Committee believes that these elements of compensation, when combined, are effective, and will continue to be effective, in achieving the overall objectives of our compensation program.

Base Salaries. Executive salaries are determined based on the data from our comparator group, on evaluation of each officer’s individual performance throughout the year, level of responsibility, overall salary structure, budget guidelines and assessment of our financial condition.  This approach ensures that our cost structure will allow us to remain competitive in the markets.  Salaries paid to the Named Executive Officers in fiscal 2012 were within the targeted range.  The Compensation Committee normally reviews and adjusts as appropriate the base salaries for the Named Executive Officers in the first half of each calendar year.  For fiscal year 2012, no adjustment of base salary was made to our existing Named Executive Officers.

Annual Bonuses. Consistent with our objectives to tie a significant portion of the Named Executive Officers’ total compensation to our performance, all Named Executive Officers have a target bonus of a fixed percentage of their salary.  At the beginning of each fiscal year, the Compensation Committee establishes performance measures and goals, which typically include milestones and targets.  The Compensation Committee typically assigns a weight value based upon the overall goals in order to ensure a balanced approach to the various factors applied to determining bonus amounts.  For fiscal year 2012, these goals, milestones and targets focused primarily on the following:

•	Continued commercialization of OVA1 and increasing test volume;
•	Advancing our pipeline;
•	Broadening reimbursement coverage for OVA1; and
•	Cash usage and maintaining a strong cash position.

Also, at the beginning of each fiscal year, the Compensation Committee establishes bonus payout targets for each Named Executive Officer.  The Compensation Committee generally establishes the individual payout targets for each Named Executive Officer based on the executive’s position, level of responsibility and a review of the compensation information of other companies.  For 2012, the payout targets for each Named Executive Officer were as follows:

Gail S. Page	50% of annual base salary
Bruce A. Huebner	$50,000 annually
Donald G. Munroe, Ph.D.	40% of annual base salary
William Creech	40% of annual base salary

After the close of each fiscal year, or other such timeframe as determined by the Compensation Committee, the Compensation Committee assesses the performance of each Named Executive Officer against the pre-established metrics.  Each Named Executive Officer receives a bonus based on his or her individual payout target and our performance relative to the specific performance goal.

In its evaluation of performance for fiscal year 2012, the Compensation Committee considered the following goals, milestones and targets:(i) continued commercialization of OVA1 and increasing test volume; (ii) advancing our pipeline; (iii) broadening reimbursement coverage for OVA1; and (iv) cash usage and maintaining a strong cash position.  As a result of this evaluation, the Compensation Committee determined that the targets for the fiscal year 2012 had partially been met and further, as a cost saving measure and to preserve cash, the Compensation Committee decided that it was in the best interest of the Company to pay actual bonus payouts of approximately 53% of the aggregate bonus target amount for the Named Executive Officers listed below. This resulted in the following payouts to each Named Executive Officer employed by us during such period:

Donald G. Munroe, Ph.D.	$65,760
William Creech	$34,263

Ms. Page was terminated in 2012 and as such was not entitled to any bonus payments for 2012. Mr. Huebner was named Interim Chief Executive Officer on November 26, 2012 with an annual bonus equal to $50,000, payable after the completion of his service as Interim Chief Executive Officer.  Thus, he was not paid a bonus for 2012.

Equity Incentive Compensation. The equity component of our executive compensation program is designed to fulfill our performance alignment and retention objectives.  We currently maintain the Vermillion, Inc. 2010 Stock Incentive Plan (the “2010 Stock Plan”), which was approved by the Board of Directors in February 2010 and by the stockholders in December 2010.  The 2010 Plan is administered by the Compensation Committee of the Board. Our employees, directors, and consultants are eligible to receive awards under the 2010 Plan.  The 2010 Plan permits the granting of a variety of awards, including stock options, share appreciation rights, restricted shares, restricted share units, unrestricted shares, deferred share units, performance and cash-settled awards, and dividend equivalent rights.  The 2010 Plan provides for issuance of up to 1,322,983 shares of common stock, subject to adjustment as provided in the 2010 Plan. As discussed in Proposal 5, we are asking our stockholders to approve an amendment and restatement of the 2010 Plan to, among other items, increase the number of shares authorized for issuance under the 2010 Plan by 2,300,000.

The 2010 Plan generally authorizes us to make awards reserving the following recourse against a participant who does not comply with certain employment-related covenants, either during employment or for certain periods after ceasing to be employed: we may terminate any outstanding, unexercised, unexpired, unpaid, or deferred awards; rescind any exercise, payment or delivery pursuant to the award; or recapture any shares (whether restricted or unrestricted) or proceeds from the participant’s sale of shares issued pursuant to the award.  These remedies are also generally available to us for awards that would have had a lower grant level, vesting, or payment if a participant’s fraud or misconduct had not caused or partially caused the need for a material financial restatement by us or any affiliate.  In addition, all awards or proceeds from the sale of awards made or earned pursuant to the 2010 Plan will be subject to the right of us to full recovery (with reasonable interest thereon) in the event that the Board of Directors determines reasonably and in good faith that any participant’s fraud or misconduct has caused or partially caused the need for a material restatement of our financial statements for any fiscal year to which the award relates.

In general, the Named Executive Officers receive incentive stock option grants at the time of hire. Annually thereafter, they receive additional stock option grants or RSUs as recommended by the Compensation Committee.  Stock option grants and RSUs are based on individual performance and contributions toward the achievement of our business objectives, as well as overall Company performance.  The number of underlying shares that may be purchased pursuant to the stock options granted to each Named Executive Officer varies based on the executive’s position and responsibilities.  In addition, amounts are determined by comparing the level of equity-based compensation that is awarded to executives of competing companies.

The grants of stock-based awards to Named Executive Officers during the year ended December 31, 2012 were as follows:

Name	Restricted Stock Awards: Number of Shares of Stock or Units	All Other Option Awards: Number of Securities Underlying Options
Gail S. Page	-	150,000
Bruce A. Huebner	34,000(1)	100,000
Donald G. Munroe, Ph.D.	-	35,000
William Creech	-	75,000

(1) Mr. Huebner was a member of our Board of Directors during all of 2012 and served our Interim Chief Executive Officer from November 26, 2012 through March 18, 2013.  The restricted stock unit grant represented Mr. Huebner’s sole compensation as a Board member during 2012.

On March 22, 2012, the Compensation Committee granted stock options in lieu of RSUs to executive officers.  Certain of such stock options granted to executive officers are subject to a vesting schedule of equal monthly vesting over the next 36 months, starting from March 22, 2012.  The rest of such options granted to executive officers were subject to a vesting schedule of 100% vesting on March 31, 2013. In addition, the Compensation Committee granted stock options to the Interim Chief Executive Officer on November 26, 2012 which were subject to monthly vesting over a one-year period. Such option awards were granted to executive officers as an incentive to create long-term stockholder value and as a retention tool.

Employee Benefits Programs. Our employee benefits program primarily consists of two components: (1) severance and change in control arrangements and (2) perquisites and other benefits.

Severance and Change in Control Arrangements.  The Compensation Committee believes that executive officers have a greater risk of job loss or modification as a result of a change in control transaction than other employees.  Accordingly, our employment agreement with Ms. Page as Chief Executive Officer included change in control provisions, and we have also entered into change in control agreements with our Vice President, Finance and Chief Accounting Officer, Senior Vice President of Business Development and Chief Scientific Officer and Vice President of Sales and Marketing under which they will receive certain payments and benefits upon qualifying terminations that follow a change in control.  Our employment agreement with Mr. Huebner as Interim Chief Executive Officer did not contain change in control provisions other than the acceleration of vesting of his stock option grant. The principal purpose of the change in control agreements is to provide executive officers with appropriate incentives to remain with us before, during and after any change in control transaction by providing the executive officers with security in the event their employment is terminated or materially changed following a change in control.  By providing this type of security, the change in control agreements help ensure that the executive officers support any potential change in control transaction that may be in the best interests of our stockholders, even while the transaction may create uncertainty in the executive officer’s personal employment situation.  The Compensation Committee believes that the payment of salary and benefits for one year for Ms. Page as Chief Executive Officer and nine months for the Vice President, Finance and Chief Accounting Officer, Senior Vice President of Business Development and Chief Scientific Officer and Vice President of Sales and Marketing is reasonable and appropriate to achieve the desired objectives of the agreements.

Perquisites and Other Benefits.  Our Named Executive Officers participate in our standard employee benefits programs including medical, dental, life, short-term and long-term disability insurance, 401(k) Plan and flexible spending accounts.  In addition, during 2012, Mr. Creech received a car allowance of $6,600.

Method for Determining Compensation Amounts

In deciding on the type and amount of compensation for each executive, the Compensation Committee seeks to align the interests of the Named Executive Officers with those of our stockholders.  In making compensation decisions, the Compensation Committee reviews the performance of the company and carefully evaluates an executive’s performance during the year against established goals, leadership qualities, operational performance, business responsibilities, career with the company, current compensation arrangements and long-term potential to enhance shareowner value.  The types and relative importance of specific financial and other business objectives vary among our Named Executive Officers depending on their positions and the particular operations or functions for which they are responsible.  The Compensation Committee does not adhere to rigid formulas when determining the amount and mix of compensation elements.  Compensation elements for each executive are reviewed in a manner that optimizes the executive’s contribution to the Company, and reflects an evaluation of the compensation paid by our competitors.

The Compensation Committee reviews both current pay and the opportunity for future compensation to achieve an appropriate mix between equity incentive awards and cash payments in order to meet our objectives.  However, prior stock compensation gains are not considered in setting future compensation levels.  The mix of compensation elements is designed to reward recent results and motivate long-term performance through a combination of cash and equity incentive awards.

The Compensation Committee has primary responsibility for assisting the Board of Directors in developing and evaluating potential candidates for executive positions, including the Chief Executive Officer, or CEO.  As part of this responsibility, the Committee oversees the design, development and implementation of the compensation program for the CEO and the other Named Executive Officers.  The Compensation Committee evaluates the performance of the CEO and determines CEO compensation in light of the goals and objectives of the compensation program.  The CEO and the Compensation Committee assess the performance of the other Named Executive Officers and determine their compensation, based on initial recommendations from the CEO.

The Compensation Committee approves stock option grants for Named Executive Officers at the time of hire, and thereafter, the Compensation Committee annually reviews and approves stock option or RSU grants.  Stock option and RSU grants are based on individual performance and contributions toward the achievement of our business objectives, as well as overall Company performance.  Amounts are determined by comparing the level of equity-based compensation awarded to executives of competing companies, along with consideration for attracting, retaining and motivating the executive officers.  The stock option and RSU grants made under the 2010 Plan have provisions allowing us to recoup awards if we are required to restate corporate financial statements.

Compensation Policies and Practices Regarding Risk Management

In fulfilling its role in assisting the Board in its risk oversight responsibilities, the Compensation Committee believes that our compensation policies and practices do not motivate imprudent risk taking.  Specifically, the Compensation Committee reviewed the following features of our compensation programs that guard against excessive risk-taking:

•	our annual incentive compensation is based on balanced performance metrics that promote disciplined progress towards longer-term Company goals;
•	we do not offer significant short-term incentives that might drive high-risk investments at the expense of long-term Company value; and
•	our compensation awards are capped at reasonable and sustainable levels, as determined by a review of the economic position and prospects, as well as the compensation offered by comparable companies.

Tax and Accounting Considerations

Section 162(m) of the Internal Revenue Code (the “Code”) disallows a tax deduction to publicly-held companies for certain compensation in excess of $1,000,000 paid to our chief executive officer and three other officers (other than the chief financial officer) whose compensation is required to be reported to our stockholders pursuant to the Exchange Act.  Certain performance-based compensation approved by our stockholders, including option grants under the 2010 Plan, generally is not subject to the deduction limit.  It is the Compensation Committee’s policy to maximize the effectiveness of our executive compensation in this regard.

We have granted stock options as incentive stock options in accordance with Section 422 of the Code subject to the volume limitations contained in the Code.  Generally, the exercise of an incentive stock option does not trigger any recognition of income or gain to the holder.  If the stock is held until at least one year after the date of exercise and two years from the date the option is granted, all of the gain on the sale of the stock, when recognized for income tax purposes, will be capital gain, rather than ordinary income, to the recipient.  Consequently, we do not receive a tax deduction.  For stock options that do not qualify as incentive stock options, we are entitled to a tax deduction in the year in which the stock options are exercised equal to the spread between the exercise price and the fair market value of the stock for which the stock option was exercised.  The holders of the non-qualified stock options are generally taxed on this same amount in the year of exercise.

Named Executive Officer Compensation

President and Chief Executive Officer - former.  On December 31, 2005, we entered into an employment agreement with Ms. Page as our President and Chief Executive Officer.  Under the terms of her original employment agreement, Ms. Page had an initial base salary of $350,000, as adjusted by the Board of Directors from time to time; was eligible for a bonus of up to 50% of her base salary that is based on the achievement of reasonable performance-related goals as determined by the Board of Directors; had an initial option grant to purchase 40,000 shares of our common stock at $9.00 per share; and had an annual car allowance of $10,000.  On November 18, 2008, Ms. Page’s employment agreement was amended and restated to reflect an annual base salary of $364,000 and to comply with (or be exempted from) the applicable requirements of Section 409A of the Code.  Ms. Page’s employment with us was for an unspecified duration and constituted “at-will” employment.  At the option of either Ms. Page or us, with or without notice, the employment relationship could be terminated at any time, with or without cause (as defined in the employment agreement) or for any or no cause.  If we terminated Ms. Page’s employment for reasons other than for cause, or if Ms. Page terminated her employment for good reason (as defined in the employment agreement), Ms. Page, upon executing a release of claims in favor of us would be entitled to receive (i) continued payment of base salary for a period of 12 months, (ii) immediate vesting of 24-months of any options previously granted by us in addition to a 24-month period after termination to exercise any or all of her vested options to purchase our common stock; and (iii) continued health and dental benefits paid by us until the earlier of 12 months after termination or the time that Ms. Page obtains employment with reasonably comparable or better health and dental benefits.  Additionally, if Ms. Page’s employment had been terminated by us for reasons other than for cause or by her for good reason within the 12-month period following a change in control

(as defined in the employment agreement), Ms. Page would have received (i) continued payment of base salary for a period of 12 months, (ii) immediate 100% vesting of any then unvested options previously granted by us in addition to a period after termination at the discretion of us to exercise any or all of her vested options to purchase our common stock; and (iii) continued health and dental benefits paid by us until the earlier of 12 months after termination or the time that Ms. Page obtains employment with reasonably comparable or better health and dental benefits. Ms. Page’s employment agreement also contained a “non-solicitation” clause, which provides that she is prohibited from directly or indirectly soliciting or encouraging any employee or contractor of us or our affiliates to terminate employment with or cease providing services to us or our affiliates; and prohibited from soliciting or interfering with any person engaged by us as a collaborator, partner, licensor, licensee, vendor, supplier, customer or client to our detriment.  On September 28, 2010, Ms. Page’s employment agreement was further amended and restated to increase her annual base salary from $364,000 to $385,000.

On May 15, 2012, we announced the mutually agreed termination without cause of Ms. Page as our President and Chief Executive Officer, which was effective as of December 2, 2012, after we entered into an employment agreement with a successor Interim Chief Executive Officer.  Due to her mutually agreed termination without cause, pursuant to the terms of her employment agreement and a separation agreement, Ms. Page received (i) a payment equivalent to 12 months of base salary, (ii) upon the effective date of termination, immediate vesting of 24-months of any options and RSUs previously granted by us in addition to a 24-month period after termination to exercise any or all of her vested options to purchase our common stock; and (iii) continued health and dental benefits paid by us until the earlier of 12 months after the effective date of termination or the time that Ms. Page obtains employment with reasonably comparable or better health and dental benefits.

Interim President and Chief Executive Officer.  On November 26, 2012, we entered into an employment agreement with Mr. Huebner as our Interim President and Chief Executive officer. Pursuant to the terms of the employment agreement, we paid Mr. Huebner an annual base salary of $252,000. We also paid Mr. Huebner a bonus of $50,000 upon completion of his employment term, which term was to be from November 26, 2012 through the earlier of (i) November 26, 2013, (ii) the Company’s hiring of a permanent Chief Executive Officer, or (iii) such other date as determined by the Board. On November 26, 2012, the Board granted Mr. Huebner an option to purchase 100,000 shares of the Company’s common stock. The shares subject to the option vested monthly over a twelve (12) month period, provided that 100% of the shares subject to the option vested immediately upon a change in control of the Company or the Company’s hiring of a permanent chief executive officer, subject in each case to his continuing employment with the Company.  Mr. Huebner was also to be eligible for performance-based stock option grants based on achieving milestones approved by the Board.

Mr. Huebner served until the appointment of Thomas McLain as President and Chief Executive Officer on March 18, 2013. Mr. Huebner was elected as Chairman of the Board of Directors on March 18, 2013.

Chief Scientific Officer and Vice President of Research and Development (through February 28, 2013); Senior Vice President of Business Development and Chief Scientific Officer (effective March 1, 2013).  On September 23, 2011, we entered into an employment agreement with Donald G. Munroe, Ph.D., effective October 11, 2011. Pursuant to the terms of the employment agreement between the Company and Dr. Munroe, the Company will pay Dr. Munroe an annual base salary of $250,000.  Dr. Munroe will be eligible for a bonus of up to 40% of his base salary for achievement of reasonable performance-related goals and milestones.  In the event Dr. Munroe is terminated without cause or resigns for good reason (as these terms are defined in the employment agreement), he is entitled to receive: (i) continued payment of his base salary as then in effect for a period of nine months following the date of termination; and (ii) continued health and dental benefits paid by the Company until the earlier of nine months after termination or the time that Dr. Munroe obtains employment with reasonably comparable or better health and dental benefits.  Additionally, if Dr. Munroe’s employment is terminated without cause or if he resigns for good reason within the 12-month period following a change in control (as the term is defined in the employment agreement), then, in addition to the severance obligations due to Dr. Munroe as described above, 50% of any then-unvested options previously granted by the Company will vest upon the date of such termination.

Vice President of Sales and Marketing.  On April 4, 2012, we entered into an employment agreement with William Creech, effective April 4, 2012.  Pursuant to the terms of the employment agreement between the Company and Mr. Creech, the Company will pay Mr. Creech an annual base salary of $225,000.  Mr. Creech will be eligible for a bonus of up to 40% of his base salary for achievement of reasonable performance-related goals and milestones.  In the event Mr. Creech is terminated without cause or resigns for good reason (as these terms are defined in the employment agreement), he is entitled to receive: (i) continued payment of his base salary as then in effect for a period of nine months following the date of termination; (ii) immediate vesting of 50% of any unvested options previously granted by the Company to him, in addition to a 24-month period after termination to exercise any and all of his vested options to purchase the Company’s common stock; and (iii) continued health and dental benefits paid by the Company until the earlier of nine months after termination or the time that Mr. Creech obtains employment with reasonably comparable or better health and dental benefits.  Additionally, if Mr. Creech’s employment is terminated without cause or if he resigns for good reason within the 12-month period following a change in control (as the term is defined in the employment agreement), then, in addition to the severance obligations due to Mr. Creech as described above, 50% of any then-unvested options previously granted by the Company will vest upon the date of such termination.

President and Chief Executive Officer - current. On March 13, 2013, we entered into an employment agreement with Thomas H. McLain, effective March 18, 2013. Pursuant to the terms of the employment agreement between the Company and Mr. McLain, the Company will pay Mr. McLain an annual base salary of at least $350,000. In addition, Mr. McLain will be eligible for a bonus of up to fifty percent (50%) of his base salary (prorated for partial years) for achievement of reasonable Company and individual performance-related goals to be defined by the Company’s Board of Directors. In addition, Mr. McLain was eligible and received a one-time milestone incentive bonus of $50,000 that was paid within thirty (30) days after the successful completion of a fund raising event of a minimum net to Vermillion of $4 million. In the event Mr. McLain is terminated “without cause” or “for good reason”, as those terms are defined in Mr. McLain’s employment agreement, he is entitled to receive continued payment of his base salary as then in effect, as well as continued health and dental benefits, for a period of twelve months following the date of termination. In addition, pursuant to the employment agreement, in the event Mr. McLain is terminated “without cause” or “for good reason” within twelve (12) months following a change in control (as those terms are defined in the employment agreement), one-hundred percent (100%) of any then-unvested shares under Company stock options then held by Mr. McLain will vest upon the date of such termination.

On March 18, 2013, the Board granted Thomas McLain, the Company’s President and Chief Executive Officer, an option to purchase 400,000 shares of the Company’s common stock, subject to approval by the Company’s stockholders of an increase in the number of shares authorized under the Company’s 2010 Stock Incentive Plan. The options will vest in forty-eight (48) equal monthly installments, and the first installment vested on April 1, 2013.

Compensation for the Named Executive Officers in 2012 and 2011

The compensation earned by the Named Executive Officers for the years ended December 31, 2012 and 2011 was as follows:

Name and Principal Position	Year	Salary	Bonus	Stock Awards (1)	Option Awards(1)	Non-Equity Incentive Plan(2)	Nonqualified Deferred Compensation Earnings	All Other Compensation(8)	Total

Gail S. Page	2012	$352,917	$—	—	$163,500	$—	$—	$508,855 (3)	$1,025,272
President and Chief Executive Officer (former)	2011	385,000	—	351,050	—	57,750	—	22,281(3)	816,081
Bruce A. Huebner	2012	25,846	—	67,660(4)	80,000	—	—	4,800(5)	178,306
Director and Interim Chief Executive Officer	2011	—	—	26,491(4)	—	—	—	9,200(5)	35,691
Donald G. Munroe, Ph.D.	2012	250,000	—	—	38,150	65,760	—	572	354,482
Chief Scientific Officer and VP of Research and Development (9)	2011	55,929	—	—	245,000	6,740	—	30,095(6)	337,764
William Creech	2012	225,000	—	—	81,750	34,263	—	7,127(7)	348,140
Vice President of Sales and Marketing	2011	214,236	—	82,600	—	27,000	—	7,400(7)	331,236

______________________

(1)Represents restricted stock unit awards and option awards granted to the named executive officers.  The amounts reported in these columns are valued based on the aggregate grant date fair value computed in accordance with ASC Topic 718.  The amounts reported in these columns have been updated as compared to the amounts previously disclosed by the Company as prior disclosure reflected the accounting expense recorded rather than the aggregate grant date fair value of the awards granted, as required by the SEC executive compensation disclosure rules.   More information regarding these awards is included the Compensation Discussion and Analysis as well as in Note 11 to our Annual Report on Form 10-K for the year ended December 31, 2012.

(2)Amount represents performance bonus for fiscal year 2012 and 2011.

(3)In 2012, represents $385,000 severance payment, $51,825 PTO payout, $18,000 consulting fees, $17,100 post-employment benefit payments, tax gross-up on stock awards of $36,406 and $524 for insurance premiums. In 2011, represents tax gross-up payments on stock awards of $21,709 and $572 for insurance premiums.

(4)Represents Mr. Huebner’s compensation as a member of our Board of Directors for 2012 (prior to his appointment as Interim Chief Executive Officer on November 26, 2012) and 2011.

(5)Represents Mr. Huebner’s consulting income prior to his appointment as Interim Chief Executive Officer on November 26, 2012.

(6)Includes one-time payment of relocation assistance of $30,000.

(7)Includes Mr. Creech’s car allowance of $6,600 in 2012 and $6,900 in 2011.

(8)All Other Compensation also includes Company paid insurance premiums of less than $1,000.

(9)Effective March 1, 2013, Dr. Munroe was named our Senior Vice President of Business Development and Chief Scientific Officer.

The grants of plan-based awards to the Named Executive Officers during 2012 were as follows:

		Estimated future payouts under non-equity incentive plan awards(1)
Name and Principal Position	Grant Date	Threshold ($)	Target ($)	Maximum ($)	All other option awards: Number of securities underlying options (#)	Exercise or base price of option awards ($/sh) (5)	Grant date fair value of stock and option awards($)(6)
Gail S. Page	3/22/2012	$—	$—	$—	50,000(3)	$1.62	$54,500
President and Chief Executive Officer (former)	3/22/2012	—	—	—	100,000(2)	1.62	109,000
		1	192,500	240,625	—	—	—
Donald G. Munroe, Ph.D.	3/22/2012	—	—	—	25,000(3)	1.62	27,250
Chief Scientific Officer and VP of Research and Development	3/22/2012	—	—	—	10,000(2)	1.62	10,900
		1	100,000	125,000	—	—	—
William Creech	3/22/2012	—	—	—	25,000(3)	1.62	27,250
Vice President of Sales and Marketing	3/22/2012	—	—	—	50,000(2)	1.62	54,500
		1	90,000	112,500
Bruce A. Huebner	11/26/2012	—	—	—	100,000(4)	1.19	80,000
Director and Interim Chief Executive Officer		—	—	—	—	—	—

(1)These columns show the potential value of the payout for each named executive officer in 2012 if the threshold, target or maximum goals were satisfied for all performance measures. The performance goals and salary and bonus multiples for determining the payout are described in the “Compensation Discussion and Analysis” section.  The performance measurements that were achieved in 2012 and payouts were made as described in the “Summary Compensation Table”.

(2)Represents the number of stock options granted in 2012 to the Named Executive Officers subject to a vesting schedule of equal monthly vesting over the next 36 months, starting from March 22, 2012.

(3)Represents the number of stock options granted in 2012 to the Named Executive Officers subject to a vesting schedule of 100% vesting on March 31, 2013.

(4)The Compensation Committee granted stock options to the Interim Chief Executive Officer on November 26, 2012, which were subject to monthly vesting over a one-year period and accelerated 100% upon the hiring of a new Chief Executive Officer on March 18, 2013.

(5)  This column shows the exercise price for the stock options granted, which was the closing price of our common stock on the date of grant.

(6)This column shows the full grant date fair value under ASC Topic 718 of stock options granted to Named Executive Officers in 2012. The fair value was calculated using the Black-Scholes value on the grant date and is the amount the Company will expense in its financial statements over the award’s vesting schedule, unless the named executive officer leaves the Company.

The outstanding equity awards held by the Named Executive Officers as of December 31, 2012 were as follows:

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options – Exercisable	Number of Securities Underlying Unexercised Options – Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unearned Options	Option Exercise Price	Option Expiration Date(1)	Number of Shares or Units of Stock that have not Vested	Market Value of Shares or Units of Stock that have not Vested(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have not Vested
Gail S. Page	138,888	—	—	1.62	12/2/2014	—	—	—	—
	125,000	—	—	2.30	12/2/2014	—	—	—	—
	35,999	—	—	14.70	12/2/2014	—	—	—	—
	25,000	—	—	12.00	12/2/2014	—	—	—	—
	39,999	—	—	9.00	12/2/2014	—	—	—	—
	12,500	—	—	21.90	12/2/2014	—	—	—	—
	9,999	—	—	29.60	12/2/2014	—	—	—	—
Bruce A. Huebner	8,333	91,667	—	1.19	11/25/2022	—	—	—	—
Donald G. Munroe, Ph.D.	2,500	32,500	—	1.62	3/21/2022	—	—	—	—
	36,458	88,542	—	1.96	11/7/2021	—	—	—	—
William Creech	12,500	62,500	—	1.62	3/21/2022	8,334	11,001	—	—
	6,873	3,127	—	28.65	3/18/2020	—	—	—	—

____________________

(1)Stock options vest ratably on a monthly basis either over 12 or 36 month period, commencing on the date of the grant, or over four years as follows: 25% of the shares vest one year following the vesting commencement date, with the remaining 75% vesting in equal monthly installments over the next three years. In addition, certain option grants cliff vest after a one year period from grant date. Each option expires 10 years after the date of the grant or, in the case of an incentive stock option, such shorter term as may be provided in the applicable agreement.

(2)The fair value of our common stock as of December 31, 2012 was $1.32 per share.

Potential Payments Upon Termination

A severance payment of $385,000 and benefits totaling $17,100 became payable to Gail S. Page upon her termination in December 2012. Additionally, Mr. Huebner resigned in March 2013 after the appointment of Thomas H. McLain as President and Chief Executive Officer resulting in payment of the $50,000 annual bonus and vesting of stock options as listed below. The following table set forth amounts payable to the other Named Executive Officers should an officer have been terminated as of December 31, 2012:

Name	Termination Scenario	Continued Payment of Base Salary	Bonus/ Non-Equity Incentive Payout	Immediate Vesting of Stock Options(3)	Health and Dental Insurance Benefits(4)
Bruce A. Huebner	Termination(1)	$—	$50,000	$11,917	—
	Within 12 Months After Change-in Control(2)	—	50,000	11,917	—
	For cause	—	—	—	—
Donald G. Munroe, Ph.D.	Termination(1)	187,500	—	—	20,005
	Within 12 Months After Change-in Control(2)	187,500	—	—	20,005
	For cause	—	—	—	—
William Creech	Termination(1)	168,750	—	—	13,905
	Within 12 Months After Change-in Control(2)	168,750	—	—	13,905
	For cause	—	—	—	—

____________________

(1)Termination includes the following separation scenarios: involuntary termination not for cause or resignation for good reason (in all cases, assuming the executive is not entering into competitive or other activity detrimental to us).

(2)Termination of employment by us for reasons other than for cause or by Named Executive Officers for good reason within the 12-month period following a change in control (as defined in the respective employment agreements).

(3)Assumes each Named Executive Officer exercised all vested, in-the-money options at $1.32 (the December 31, 2012 closing price of our common stock). These amounts are in addition to the existing value of options vested at December 31, 2012.

(4)Assumes each Named Executive Officer does not obtain employment with reasonably comparable or better health and dental benefits within the time period specified in the respective employment agreements.

PROPOSAL 3: ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED
EXECUTIVE OFFICERS

The Company is providing stockholders an advisory vote to approve executive compensation as required by Section 14A of the Exchange Act. Section 14A was added to the Exchange Act by Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). The advisory vote to approve executive compensation is a non-binding vote on the compensation of the Company’s named executive officers, as described in the “Compensation Discussion and Analysis” section, the tabular disclosure regarding such compensation, and the accompanying narrative disclosure, set forth in this proxy statement. The advisory vote to approve executive compensation is not a vote on the Company’s general compensation policies or the compensation of the Company’s Board of Directors. The Dodd-Frank Act requires the Company to hold the advisory vote to approve executive compensation at least once every three years.  At the 2011 Annual Meeting, the Company asked stockholders to indicate if it should hold an advisory vote to approve the compensation of named executive officers every one, two or three years.  In accordance with the vote results at the 2011 Annual Meeting, the Board of Directors determined to implement an advisory vote on executive compensation every year until the next required vote on the frequency of stockholder votes on executive compensation.

We believe that our compensation policies and procedures align with the Company’s strategic objectives and  the long-term interests of our stockholders.  Our compensation program is guided by the philosophy that total executive compensation should vary based on achievement of goals and objectives, both individual and corporate, and should be focused on long-term strategies to build stockholder value.  The Compensation Committee acts diligently to provide compensation opportunities that it believes are competitive and that emphasize performance with a long-term perspective.  We believe that our philosophy and practices have resulted in executive compensation decisions that are appropriate and that have benefited the Company over time.

Specifically, the Compensation Committee believes that the structure of the executive compensation program support the following compensation objectives:

•	Attract, retain, reward and motivate high performing executive talent;
•	Ensure senior officer compensation is aligned with our corporate strategies, business objectives and the long-term interests of our stockholders;
•	Increase the incentive to achieve key strategic, financial and operational performance measures by linking incentive award opportunities to the achievement of performance goals in these areas;
•	Ensure that the elements of compensation, individually and in the aggregate, do not encourage excessive risk-taking; and
•

Enhance the officers’ incentive to increase the Company’s long term value, as well as promote retention of key people, by providing a portion of total compensation opportunities for senior management in the form of direct ownership in the Company through stock ownership.

The Compensation Committee believes that the design of the executive compensation program, which is intended to reward named executive officers for sustaining our financial and operating performance and leadership excellence, along with the limited use of executive perquisites and reasonable severance pay multiples contribute to an executive compensation program that is competitive yet strongly aligned with stockholder interests.

For the reasons discussed above, the Board of Directors is asking you to indicate your support for our Named Executive Officer compensation by voting “FOR” the following “say-on-pay” resolution at the Annual Meeting:

“RESOLVED, that the stockholders of Vermillion, Inc. (the “Company”) approve, on an advisory basis, the compensation of the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Securities and Exchange Commission Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and narrative disclosures.”

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ADVISORY RESOLUTION RELATING TO THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to us regarding beneficial ownership of our common stock as of October 31, 2013, by (1) each person known by us to be the beneficial owner of five percent or more of the outstanding shares of the common stock, (2) each director as of October 31, 2013, (3) each named executive officer as of October 31, 2013, and (4) all directors and executive officers as of October 31, 2013 as a group.  All shares are subject to the named person’s sole voting and investment power except where otherwise indicated.  Unless otherwise noted below, the address of each beneficial owner listed in the table is c/o Vermillion, Inc., 12117 Bee Caves Road, Building Three, Suite 100, Austin, TX 78738.

Beneficial ownership is determined in accordance with Rule 13d-3(d)(1) under the Exchange Act.  Shares of common stock, which are issued and outstanding, are deemed to be beneficially owned by any person who has or shares voting or investment power with respect to such shares.  Shares of common stock which are issuable upon exercise of options or warrants are deemed to be issued and outstanding and beneficially owned by any person who has or shares voting or investment power over such shares only if the options or warrants in question are exercisable within 60 days of October 31, 2013, and, in any event, solely for purposes of calculating that person’s percentage ownership of the common stock (and not for purposes of calculating the percentage ownership of any other person).

The number of shares of common stock deemed outstanding and used in the denominator for determining percentage ownership for each person equals (i) 23,487,927 shares of common stock outstanding as of October 31, 2013, plus (ii) such number of shares of common stock as are issuable pursuant to RSUs, options or warrants held by that person (and excluding RSUs, options and warrants held by other persons) which may be exercised within 60 days of October 31, 2013.

Name and Address of Beneficial Owner	Number of Common Stock Shares Beneficially Owned	Percentage of Outstanding Shares Beneficially Owned
Beneficial Owners of more than 5%:
Larry N. Feinberg(1)(2) c/o Oracle Investment Management, Inc. 200 Greenwich Avenue Greenwich, CT 06830	7,139,960	25.66%
Jack W. Schuler(3) 28161 North Keith Drive Lake Forest, IL 60045	6,673,029	24.23%
Matthew Strobeck (4) 688 Pine Street Burlington, VT 05401	2,054,070	8.31%
Feinberg Family Trust(5) c/o Adam Usdan, Trustee 350 Madison Avenue, 9th Floor	1,361,000	5.60%
New York, NY 10017
Directors and Named Executive Officers:
James S. Burns(6)	164,108	*
William Creech(7)	90,009	*
Robert S. Goggin, III	137,900	*
Bruce A. Huebner(8)	174,427	*
Thomas H. McLain	-	*
Donald G. Munroe, Ph.D. (9)	98,541	*
Peter S. Roddy	69,700	*
Carl Severinghaus	67,000	*
Eric Varma, M.D.	-	*
William C. Wallen, Ph.D.	79,200	*
All Directors and Executive Officers as a Group (11 persons) (10)	975,492	4.09%

____________________

*	Less than 1%.
(1)

Oracle Investment Management, Inc. (“Oracle Manager”) is the investment manager to Oracle Ten Fund Master, LP (“Oracle Ten Fund”), Oracle Associates, LLC (“Oracle Associates”) is the general partner of Oracle Partners, LP and Oracle Ten Fund and Larry N. Feinberg is the managing member of Oracle Associates and the sole shareholder, director and president of the Oracle Manager. By virtue of these relationships, Oracle Manager may be deemed to have voting and dispositive power over the shares held by Oracle Ten Fund and Oracle Associates and Larry N. Feinberg may be deemed to have voting and dispositive power over the shares of Oracle Ten Fund and Oracle Partners, LP.

(2)

Includes 1,781,990 shares and 2,761,990 warrants exercisable within 60 days of October 31, 2013 held by Oracle Partners, LP and 1,017,990 shares and 1,577,990 warrants exercisable within 60 days of October 31, 2013 held by Oracle Ten Fund.

(3)	Includes 4,055,157 shares issuable upon exercise of warrants exercisable within 60 days of October 31, 2013.
(4)	Includes 1,233,543 shares issuable upon exercise of warrants exercisable within 60 days of October 31, 2013.
(5)	Includes 831,000 shares issuable upon exercise of warrants exercisable within 60 days of October 31, 2013.
(6)	Includes 40,400 shares issuable upon exercise of options exercisable within 60 days of October 31, 2013.
(7)	Includes 65,206 shares issuable upon exercise of options exercisable within 60 days of October 31, 2013.
(8)	Includes 100,000 shares issuable upon exercise of options exercisable within 60 days of October 31, 2013.
(9)	Represents shares issuable upon exercise of options exercisable within 60 days of October 31, 2013.
(10)	The group includes the directors and named executive officers listed in the table and Eric J. Schoen.

TRANSACTIONS WITH RELATED PERSONS

For the years ended December 31, 2012 and 2011, we did not engage in nor are we currently proposed to engage in any transaction or series of similar transactions to which we were or are to be a party in which the amount involved exceeds the lesser of $120,000 or 1% of the average of our total assets at December 31, 2012 and 2011; and in which any director, executive officer, beneficial owner of five percent or more of our common stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest other than (x) compensation agreements and other arrangements, which are described in the  “Compensation Discussion and Analysis” section above, and (y) the transactions described below.

Relationships resulting from Private Placement

On May 8, 2013, the Company entered into a Securities Purchase Agreement in connection with a private placement, pursuant to which certain existing and new investors (the “Purchasers”) agreed to purchase 8,000,000 shares of the Company’s common stock at a price per share of $1.46 and 12,500,000 warrants at a price per warrant of $0.125. The warrants are exercisable for 12,500,000 share of common stock at an exercise price of $1.46 per share.  The Purchasers included, among other investors, affiliates of Oracle Investment Management, Inc., Larry N. Feinberg and the Feinberg Family Trust, Jack W. Schuler and Matthew W. Strobeck.  The private placement closed on May 13, 2013.  Gross proceeds of the private placement to the Company totaled approximately $13.2 million, with net proceeds totaling approximately $11.8 million after offering expenses. If all of the warrants are exercised, the Company has the potential to realize up to an additional $18.3 million in proceeds, which would bring the total investment to $31.5 million before transaction costs.

In connection with the private placement, on May 13, 2013, the Company entered into a Stockholders Agreement (the “Stockholders Agreement”) with certain of the Purchasers.  Among other things, the Stockholders Agreement provides certain of the Purchasers with rights to participate in any future equity offerings by the Company on the same price and terms as other investors. In addition, Oracle Partners, LP and Oracle Ten Fund Master LP, together, and Jack W. Schuler (the “Principal Purchasers”), received rights to prohibit the Company from taking any of the following actions unless agreed to by at least one of the Principal Purchasers:

•	Making any acquisition with value great than $2 million;

•

Entering into, or amending the terms of our agreements with Quest Diagnostics, which consent shall not be unreasonably withheld, conditioned or delayed following good faith consultation with the Company;

•	Submitting any resolution at a meeting of stockholders or in any other manner changing or authorizing a change in the size of our Board of Directors;
•	Offering, selling or issuing any securities senior to the Company’s common stock;
•	Amending our Certificate of Incorporation or By-laws in any manner that effects the rights, privileges or economics of the Company’s common stock or warrants;
•	Making any action that would result in a change in control of the Company or an insolvency event;
•	Paying or declaring dividends or distributing the assets of the Company; or
•	Adopting or amending any shareholder rights plan.

In addition, the Principal Purchasers each received the right to designate a member to serve on our Board of Directors. Dr. Varma, currently a partner at Oracle Investment Management, Inc., was designated as a Board nominee by Oracle Partners, LP and Oracle Ten Fund Master, LP pursuant to the Stockholders Agreement.  The Board appointed Dr. Varma as a director on September 12, 2013.

The rights and prohibitions of the Purchasers under the Stockholders Agreement terminate for each Purchaser when it ceases to own or hold less than 50% of the shares, warrants or warrant shares than were purchased at the closing of the private placement.

Relationship with Quest Diagnostics Incorporated

Quest Diagnostics Incorporated (“Quest Diagnostics”) is a stockholder of Vermillion.    On July 22, 2005, in connection with our Strategic Alliance Agreement with Quest Diagnostics (as amended, the “Strategic Alliance Agreement”), Quest Diagnostics provided us with a $10,000,000 secured line of credit, which was collateralized by certain of our intellectual property, to develop and commercialize up to three diagnostic tests from our product pipeline (the “Strategic Alliance”). Quest Diagnostics selected two diagnostic tests to commercialize, a peripheral arterial disease diagnostic test (differentiated from our ongoing program) and OVA1. This secured line of credit contained provisions for Quest Diagnostics to forgive portions of the amounts borrowed that corresponded to our achievement of certain milestones related to development, regulatory approval and commercialization of certain diagnostic tests. If not otherwise forgiven, the principal amount outstanding of this secured line of credit became due and payable on October 7, 2012.

We achieved a milestone provision for an application that allowed a licensed laboratory test to be commercialized when OVA1 was cleared by the FDA in September 2009.  The agreement specifies that milestone reduced the secured line of credit by $1,000,000.   In September 2009, we achieved the FDA clearance of OVA1 milestone provision in the secured line of credit agreement providing for a reduction in the principal amount of the loan of $3,000,000.  Recognition of both milestones reduced the outstanding principal amount to $6,000,000.  However, Quest Diagnostics has disputed that the $1,000,000 milestone was met.

We made monthly payments to Quest Diagnostics on the secured line of credit based on a principal balance of $7,000,000, which is in excess of the interest due on the expected $6,000,000 principal balance.  We believe this resulted in a curtailment of the principal balance of $106,000. However, Quest Diagnostics has disputed that such additional principal curtailment was made.

On October 12, 2012, we paid Quest Diagnostics approximately $5,894,000 of principal which we believe represents payment in full of all outstanding principal under the secured line of credit. We continue to show the amount of the liability as $1,106,000 as of June 30, 2013 given that Quest Diagnostics has disputed that the $1,000,000 milestone was met and the $106,000 principal curtailment was made.

Unrelated to the debt dispute described above, on May 23, 2013, we sent Quest Diagnostics a notice of default under the Strategic Alliance Agreement relating to a number of material violations, breaches and failures to perform by Quest Diagnostics under the Strategic Alliance Agreement. The Strategic Alliance Agreement states that if a party fails to cure material defaults within 90 days of the date of the notice of default, the other party has the right to terminate the Strategic Alliance Agreement.  Quest Diagnostics has disputed the effectiveness of our notice of default.

On August 23, 2013, we sent Quest Diagnostics a notice of termination of the Strategic Alliance Agreement as we believe that Quest Diagnostics failed to cure the violations, breaches, and/or failures to perform identified in the notice of default during this period.

Notwithstanding the termination, Vermillion recognizes that Quest Diagnostics has played a significant role in providing physicians and patients with access to OVA1 and securing reimbursement for this test.  An ongoing commercial relationship with Quest Diagnostics is important to Vermillion and the Company is committed to continuing discussions with Quest Diagnostics to define a business structure that delivers value for both companies and assures patients can benefit from access to OVA1. As a result, Vermillion has agreed that Quest Diagnostics can continue to make OVA1 available to healthcare providers on the same financial terms following this termination while negotiating in good faith towards an alternative business structure.

Under the terms of the Strategic Alliance Agreement, Quest Diagnostics was required to pay Vermillion a fixed payment of $50 per OVA1 performed, as well as 33% of its gross margin from revenue from performing OVA1 domestically.  Quest Diagnostics had the non-exclusive right to commercialize OVA1 on a worldwide basis, with exclusive commercialization rights in the clinical reference lab marketplace in the United States, India, Mexico, and the United Kingdom through September 11, 2014, with the right to extend the exclusivity period for one additional year.

Directors and Executive Officers

We have entered into indemnification agreements with each of our directors and executive officers, which require us to indemnify our directors and officers to the fullest extent permitted by law in the State of Delaware.

Review and Approval of Transactions with Related Persons

Pursuant to our written corporate governance guidelines, the Audit Committee reviews and approves all related party transactions for which Audit Committee approval is required by NASDAQ Listing Rules and other applicable laws.  The guidelines require all members of the Board of Directors to inform the Audit Committee of all types of transactions between themselves (directly or indirectly) and the Company, prior to their conclusion, even if such transactions are in the ordinary course of business.  The guidelines also provide that the Board of Directors should ensure that there is no abuse of corporate assets or unlawful related party transactions.  Our corporate governance guidelines are posted in the Investor Relations section of our website at http://www.vermillion.com.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC and with any national securities exchange on which such securities are traded or quoted.  Executive officers, directors and such stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.  As a practical matter, we assist our executive officers and directors by completing and filing Section 16 reports on their behalf.  Based solely on a review of the copies of such reports furnished to us, and the written representations of our executive officers and directors, we believe that our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, complied with all applicable filing requirements for the year ended December 31, 2012.

PROPOSAL 4: RATIFICATION OF THE SELECTION OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has selected BDO USA, LLP, an independent registered public accounting firm, to audit our financial statements for the year ending December 31, 2013, and recommends that stockholders vote for ratification of such selection.  Notwithstanding this selection, the Audit Committee, in its discretion, may direct the appointment of a new independent registered public accounting firm at any time during the year if the Audit Committee feels that such a change would be in the best interests of our stockholders.  In the event of a negative vote on ratification, the Audit Committee may reconsider its selection.

BDO USA, LLP was appointed as our independent registered public accounting firm by the Audit Committee of the Board on April 4, 2012. It is currently serving as our independent registered public accounting firm. BDO USA, LLP has represented to us that it is independent with respect to the Company within the meaning of the published rules and regulations of the SEC.

During the year ended December 31, 2011 and through April 4, 2012, we did not consult BDO USA, LLP with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and no written report or oral advice was provided to us by BDO that was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issues, or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

One or more representatives of BDO USA, LLP plan to attend the Annual Meeting and will be available to answer appropriate questions from stockholders and, although they do not expect to do so, they will have the opportunity to make a statement if they so desire.

Prior Independent Registered Public Accounting Firm

Prior to our appointment of BDO USA, LLP, PricewaterhouseCoopers LLP served as our independent registered public accounting firm from 1994 through April 4, 2012.

The audit reports issued by PricewaterhouseCoopers LLP for the year ended December 31, 2011 did not contain any adverse opinion or disclaimer of opinion, nor were the reports qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit report on the Company’s financial statements for the year ended December 31, 2011 included an explanatory paragraph noting that there was substantial doubt about the Company’s ability to continue as a going concern.

During the year ended December 31, 2011 and through April 4, 2012, the Company did not have any disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused PricewaterhouseCoopers LLP to make reference thereto in its report on the Company’s financial statements for such years. Also, during such period, there were no reportable events as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

We provided PricewaterhouseCoopers LLP with a copy of the foregoing disclosures and requested that PricewaterhouseCoopers LLP furnish us with a letter addressed to the SEC stating whether or not PricewaterhouseCoopers LLP agreed with the above statements. PricewaterhouseCoopers LLP furnished such a letter, dated April 9, 2012, a copy  of which was attached as Exhibit 16.1 to the Current Report on Form 8-K that the Company filed with the SEC on April 10, 2012.

Audit Fees and Non-Audit Fees

The following is a summary of the fees and services provided by BDO USA, LLP for fiscal year 2012 and PricewaterhouseCoopers LLP for fiscal year 2011.

	2012	2011
Audit fees	$146,412	$298,786
Audit-related fees	—	—
Tax fees	31,952(1)	—
All other fees	15,107(2)	25,971(3)
Total	$193,471	$324,757

____________________

(1)Represents fees of $23,012 for the preparation of our 2011 federal and state tax returns and $8,940 for a loss limitation study under IRC Section 382 as of December 31, 2011.

(2)Represents fees of $12,497 for preparation of the 2011 income tax provision and $2,610 for consulting services regarding the liquidation of our Japanese subsidiary.

(3)Represents fees related to the review of our secondary offering filing on Form S-1 and miscellaneous other expenses.

Audit Committee Pre-Approval of Policies and Procedures

The Audit Committee is responsible for appointing, compensating and overseeing the work of the independent registered public accounting firm.  The Audit Committee has established a pre-approval procedure for all audit and permissible non-audit services to be performed by our independent registered public accounting firm.  The pre-approval policy requires that requests for services by the independent registered public accounting firm be submitted to our Vice President, Finance and Chief Accounting Officer for review and approval.  Any requests that are approved by the Vice President, Finance and Chief Accounting Officer are then aggregated and submitted to the Audit Committee for approval at a meeting of the Audit Committee.  Requests may be made with respect to either specific services or a type of service for predictable or recurring services.

All audit, audit-related, tax and other services, which include all permissible non-audit services, provided to us by BDO USA, LLP and PricewaterhouseCoopers LLP were pre-approved by the Audit Committee.  Additionally, the Audit Committee concluded that the provision of those services by BDO USA, LLP and PricewaterhouseCoopers LLP was compatible with the maintenance of the independent registered public accounting firm’s independence.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE SELECTION OF BDO USA, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2013.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board.  Management has the primary responsibility for the financial statements and the reporting process, including the system of internal financial controls.  Management has represented to the Audit Committee that the Company’s consolidated financial statements for the fiscal year ended December 31, 2012 were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the audited financial statements of the Company with management of the Company and BDO USA, LLP which audited the Company’s consolidated financial statements for the fiscal year ended December 31, 2012.  In addition, the Audit Committee has discussed with BDO USA, LLP the matters required to be discussed by statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.  The Audit Committee has also received from BDO USA, LLP the written disclosures and the letter required by the applicable requirements of the PCAOB regarding BDO USA, LLP’s communications with the audit committee concerning independence and has discussed with BDO USA, LLP the firm’s independence from the Company and its management.  Based on the foregoing, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 for filing with the SEC.

Respectfully Submitted by:

Members of the Audit Committee

Peter S. Roddy, Chairperson
Carl Severinghaus

William Wallen, Ph.D. (member until October 29, 2013)

PROPOSAL 5: APPROVAL OF THE VERMILLION, INC. AMENDED AND RESTATED 2010 STOCK INCENTIVE PLAN

The Board of Directors recommends that the stockholders approve the Vermillion, Inc. Amended and Restated 2010 Stock Incentive Plan (the “2010 Plan”) to, among other things, effectuate an increase in the number of shares of common stock of the Company authorized to be granted under the 2010 Plan by 2,300,000 shares so that a total of 3,622,983 shares of common stock are authorized to be granted under the 2010 Plan (reduced by 1,250,604, which represents the number of shares of common stock previously granted under the 2010 Plan). Stockholder approval of the amended and restated 2010 Plan will provide the Company with flexibility to grant awards from a pool of shares available under the 2010 Plan for purposes of recruiting, retaining, motivating and rewarding participants in the 2010 Plan and to provide a sufficient number of authorized shares under the 2010 Plan to settle certain option awards, including an option award to our President and Chief Executive Officer to acquire 400,000 shares of common stock as granted by the Board of Directors on March 18, 2013, subject to stockholder approval.  Approval of the amended and restated 2010 Plan will also constitute approval, for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), of the performance goals contained in the amended and restated 2010 Plan (described below) that are to be used in connection with awards under the 2010 Plan that are intended to qualify as “performance-based” compensation for purposes of Section 162(m).  Upon the recommendation of the Compensation Committee, the Board of Directors has approved the amended and restated 2010 Plan and has directed that it be submitted for stockholder approval at the Annual Meeting. This Proposal No. 5, if approved, would become effective upon stockholder approval. If stockholders do not approve the amended and restated 2010 Plan, grants will continue to be made under the 2010 Plan as currently in effect to the extent shares of common stock are available.

Background

The 2010 Plan was adopted by the Board of Directors in February 2010 and approved by our stockholders in December 2010.  A total of 1,322,983 shares of common stock have been reserved for issuance under the 2010 Plan. Of the 1,322,983 shares of common stock originally authorized under the 2010 Plan, after all award grants made by our Compensation Committee, 74,879 shares remained available for grant as of September 30, 2013.  In addition, there have been 642,500 stock options granted in 2013 which are subject to stockholder approval, including the stock option described above made to our President and Chief Executive Officer pursuant to the terms of his employment agreement.  The amended and restated 2010 Plan would increase the number of shares of common stock available for future awards under the 2010 Plan as of the date of stockholder approval of the amended and restated 2010 Plan by 2,300,000 to a total of approximately 1,700,000 shares of common stock (after issuing the existing stock option grants which are subject to stockholder approval).  The Company anticipates that this share pool as being necessary for future awards to employees, directors and consultants for approximately the next two years.

The Board of Directors believes that granting equity-based compensation awards to our officers, employees, directors and consultants is an effective means to provide appropriate incentives for sustaining our financial and operating performance and leadership excellence, to align the interests of award recipients with those of our stockholders and to encourage them to remain with us for long and productive careers.  If the amended and restated 2010 Plan is not adopted, the Board of Directors believes it will have significant difficulties in recruiting, retaining, motivating and rewarding officers and employees, making it difficult for the Company to continue operating.

Summary of Material Plan Changes

The following is a summary of material changes to the amended and restated 2010 Plan from the plan as currently in effect, in addition to the increase in the number of shares authorized for grant as discussed above:

•

Prohibition on the recycling of the following shares of common stock back into the 2010 Plan:  (i) shares that were subject to a stock option (“Option”) or stock appreciation right (“SAR”) and were not issued or delivered upon the net settlement or net exercise of such Option or SAR, (ii) shares delivered to or withheld by the Company to pay the purchase price or the withholding taxes related to an outstanding Option or SAR or (iii) shares repurchased by the Company on the open market with the proceeds of an Option exercise;

•

Addition of a requirement for the Company to obtain stockholder approval prior to reducing the exercise price of an outstanding Option or SAR or effect a repricing through cancellation and the re-grant or cancellation in exchange for cash, in each case, other than as provided in the adjustment or change in control provisions of the Plan;

•

Addition of a requirement that dividend equivalents on awards subject to performance-based vesting conditions shall be deposited with the Company and shall be subject to the same restrictions as the underlying awards; and

•	Modification of the annual per person award limit on grants of Options, SARs and shares subject to Performance Awards to 500,000 shares.

Summary of the Amended and Restated 2010 Plan

The following summary is qualified in its entirety by reference to the complete text of the Amended and Restated 2010 Plan attached as Annex C to this proxy statement.

Purpose.  The purposes of the 2010 Plan, as amended and restated, are (i) to enhance the Company’s ability to attract highly qualified personnel; (ii) to strengthen its retention capabilities; (iii) to enhance the long-term performance and competitiveness of the Company; and (iv) to align the interests of participants in the 2010 Plan with those of the Company’s stockholders.

Administration.  The 2010 Plan is administered by the Compensation Committee of the Board of Directors (the “Committee”), provided that the Board of Directors may act in lieu of the Committee on any matter.  The Committee will hold meetings at such times and places as it may determine and will make such rules and regulations for the conduct of its business as it deems advisable.

Eligibility.  Awards may be granted to employees, directors and consultants of the Company.  The Committee will decide who should receive awards and what kind of awards they should receive.

Authorized Number of Shares.  The 2010 Plan, as amended and restated, increases the number of authorized shares under the 2012 Plan by 2,300,000 to a total of 3,622,983 shares of the Company’s common stock (reduced by 1,250,604, which represents the number of shares of common stock previously granted under the 2010 Plan), subject to the adjustment provisions included in the 2010 Plan.

Replenishment, Counting of Shares.  To the extent that shares underlying any awards under the 2010 Plan are not issued or delivered by reason of (i) forfeiture, cancellation, expiration or termination (other than by exercise) or (ii) the settlement of such shares in cash, then such shares shall be added back to the shares available for issuance under the Plan.  Notwithstanding the foregoing, the following shares shall not be added to the shares authorized for grant under the Plan:  (i) shares that were subject to an Option or an SAR and were not issued or delivered upon the net settlement or net exercise of such Option or SAR, (ii) shares delivered to or withheld by the Company to pay the purchase price or the withholding taxes related to an outstanding Option or SAR or (iii) shares repurchased by the Company on the open market with the proceeds of an Option exercise. Shares delivered to or withheld by the Company to pay the withholding taxes for awards (other than Options or SARs) or performance awards shall again be available for issuance under the 2010 Plan.  Further, and to the extent permitted under applicable law, the maximum number of shares available for delivery under the 2010 Plan will not be reduced by any shares issued under the 2010 Plan through the settlement, assumption, or substitution of outstanding awards or obligations to grant future awards as a condition of the Company’s or an affiliate’s acquiring another entity.

Award Limits.  Under the terms of the 2010 Plan and subject to adjustment in accordance with the adjustment provisions of the 2010 Plan, the maximum number of shares with respect to which Options, SARs or a combination thereof, may be granted during any fiscal year of the Company to any one person is 500,000.  In addition, the maximum Performance Award, including a performance compensation award (as described below), that any one person may receive during any 12-month period during a performance period will not exceed 500,000 shares, subject to the adjustment provisions included in the 2010 Plan, or $2,000,000 in the case of performance units.

Types of Awards.  The Committee may grant the following types of awards under the 2010 Plan: Options; SARs; restricted shares, restricted share units, and unrestricted shares; deferred share units; performance and cash settled awards, and dividend equivalent rights.

Options.  An Option is the right to purchase one or more shares of common stock at a specified price, as determined by the Committee. The Committee may grant non-qualified Options (“Non-ISO”) and incentive Options (“ISO”) under the 2010 Plan.  A stock option is exercisable at such times and subject to such terms and conditions as the Committee determines.  The exercise price of a stock option will not be less than 100% of the fair market value of a share of common stock on the date that the option is granted.  Unless otherwise provided in applicable award agreements, options granted under the 2010 Plan are required to be exercised within 90 days after termination of the participant’s continuous service (one year if termination is due to death, disability or retirement).  No option will remain exercisable beyond ten years after its grant date.  ISOs may only be granted to employees (including officers who are employees) of the Company or an affiliate that is a “parent corporation” or “subsidiary corporation” within the meaning of Code Section 424.  The 2010 Plan also provides that ISO treatment may not be available for stock options that become first exercisable in any calendar year to the extent the fair market value on the date that the Option is granted of the underlying shares of common stock that are the subject of the option exceeds $100,000.  Furthermore, the exercise price of ISOs may not be less than 110% of the fair market value of the underlying shares of common stock subject to the option on the date that the Option is granted for employees that own more than ten percent of the Company’s shares of common stock on the grant date.

Share Appreciation Rights.  An SAR is a right to receive an amount in any combination of cash or shares equal in value to the excess of the fair market value of the shares covered by such SAR on the date of exercise over the aggregate exercise price of the SAR for such shares.  SARs may be granted freestanding or in tandem with related options.  The exercise price of an SAR granted in tandem with option will be equal to the exercise price of the related option, and may be exercised for all or part of the shares covered by such option upon surrender of the right to exercise the equivalent portion of the related option.  Any SAR granted in tandem with an ISO must contain such terms as may be required to comply with the provisions of Code Section 422.  The exercise price of a freestanding SAR will be not less than the fair market value of a share of common stock on the date the SAR is granted.  No SAR will remain exercisable beyond ten years after its grant date.

Restricted Shares, Restricted Share Units and Unrestricted Shares Awards.  Restricted shares and restricted share units (“RSU”) are awards of common stock that are subject to substantial risks of forfeiture for a period of time and upon such other terms and conditions as the Committee determines.  The Committee may make restricted share and RSU awards with or without the requirement for payment of cash or other consideration.  Unrestricted shares are awards of common stock which shall vest in full upon the grant date or such other date as the Committee may determine or which the Committee may issue pursuant to any program under which eligible persons may elect to pay for such shares or to receive unrestricted shares in lieu of cash bonuses that would otherwise be paid.

Deferred Share Units.  The Committee may make deferred share unit (“DSU”) awards to eligible persons and may permit eligible persons to irrevocably elect, on an election form provided by and acceptable to the Committee, to forego the receipt of cash or other compensation (including the shares deliverable pursuant to any RSU award) and in lieu thereof to have the Company credit to an internal plan account a number of DSUs having a fair market value equal to the shares and other compensation deferred.  These credits will be made at the end of each calendar quarter (or other period determined by the Committee) during which compensation is deferred.  Each participant shall be 100% vested at all times in any shares subject to DSUs.  Unless an award agreement provides otherwise, the Company shall settle a participant’s DSU award by delivering one share for each DSU, in five substantially equal annual installments that are issued before the last day of each of the five calendar years that end after the date on which the participant’s continuous service ends for any reason.  The participant may elect a different form of distribution, only on a form provided by and acceptable to the Committee, that permits the participant to select any combination of a lump sum and annual installments that are triggered by, and completed within ten years following the last day of the participant’s continuous service.  In the event that a participant suffers an unforeseeable emergency, the participant may apply to the Committee for an immediate distribution of all or a portion of the participant’s DSUs.

Performance and Cash-Settled Awards.  The Committee may grant performance awards, including performance units, to any eligible person, including performance unit awards that have substantially the same financial benefits and other terms and conditions as options, SARs, RSUs, or DSUs, but are settled only in cash.  The Committee may, at the time of grant of a performance unit, designate such award as a performance compensation award in order that such award constitutes and has terms and conditions that are designed to qualify as “qualified performance-based compensation” under Code Section 162(m).  With respect to such performance compensation award, the Committee shall establish, in writing, a performance period, performance measures and performance formula.  A participant may be eligible to receive payment in respect of a performance compensation award only to the extent that the performance measure for such award is achieved and the performance formula as applied against such performance measure determines that all or some portion of such participant’s award has been earned for the performance period.  The Committee may permit a participant who is a member of a select group of management or highly compensated employees (within the meaning of the Employee Retirement Income Security Act) to irrevocably elect, on a form provided by and acceptable to the Committee, to defer the receipt of all or a percentage of the cash or shares that would otherwise be transferred to the participant upon the vesting of the award.

Dividend Equivalent Rights.  A dividend equivalent right shall entitle an eligible person who has received an award to be credited with dividends that the Company declares and pays (in cash, shares, or other securities) to its stockholders of record between the grant date and the settlement date of the award.  Any dividend equivalent rights arising from cash dividends shall be immediately deemed to be reinvested in shares having a fair market value equal to such cash dividends.  The Company shall settle dividend equivalent rights by issuing shares to a participant to the extent they were previously credited to the participant as dividend equivalent rights and are attributable to shares that the participant is either purchasing pursuant to the exercise of an option or SAR, or receiving a settlement of another award.  The Committee may provide for an earlier or later settlement event for dividend equivalent rights, and complete or partial settlement in cash rather than in shares.  Any dividend equivalent right associated with an award subject to performance-based vesting conditions shall be deposited with the Company and shall be subject to the same restrictions as the underlying award.

Performance Measure.  The performance measures available under the 2010 Plan consist of one or more of the following measures selected by the Committee to measure Company, affiliate, and/or business unit performance for a performance period, whether in absolute or relative terms (including, without limitation, terms relative to a peer group or index):  basic, diluted, or adjusted earnings per share; sales or revenue; earnings before interest, taxes, and other adjustments (in total or on a per share basis); basic or adjusted net income; returns on equity, assets, capital, or revenue; economic value added; working capital; total stockholder return; and product development, product market share, research, licensing, successful completion of clinical trials, submission of applications with the U.S. Food and Drug Administration (“FDA”) for new tests, receipt from the FDA of clearance for new tests, commercialization of new tests, litigation, human resources, information services, mergers, acquisitions, sales of assets of affiliates or business units.  Each measure will be, to the extent applicable, determined in accordance with generally accepted accounting principles as consistently applied by the Company (or such other standard applied by the Committee) and, if so determined by the Committee, and in the case of a “performance-based compensation” under Section 162(m) of the Code, to the extent permitted under Section 162(m), adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions and cumulative effects of changes in accounting principles.

Taxes; Withholding.  As a condition to the receipt of any award or any distribution in connection therewith, participants shall make such arrangements as the Company may require for the satisfaction of any applicable federal, state, local, or foreign withholding tax obligations that may arise in connection with the awards.

Non-Transferability of Awards.  Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution.  During the life of the participant, awards are exercisable only by the holder, by the duly-authorized legal representative of a holder who is disabled, or by a permitted transferee.  The Committee may in its discretion provide in an award agreement that an award in the form of a Non-ISO, a share-settled SAR, restricted shares, or performance awards may be transferred, on such terms and conditions as the Committee deems appropriate, either by instrument to the participant’s immediate family, by instrument to an inter vivos or testamentary trust in which the award is to be passed to the participant’s designated beneficiaries, or by gift to charitable institutions.

Forfeiture and Clawback.  Unless otherwise provided in an agreement granting an award, the Company has the following recourse against a participant who does not comply with certain employment-related covenants, either during employment or for certain periods after ceasing to be employed: the Company may terminate any outstanding, unexercised, unexpired, unpaid, or deferred awards; rescind any exercise, payment or delivery pursuant to the award; or recapture any shares (whether restricted or unrestricted) or proceeds from the participant’s sale of shares issued pursuant to the award.  These remedies are also generally available to the Company for awards that would have had a lower grant level, vesting, or payment if a participant’s fraud or misconduct had not caused or partially caused the need for a material financial restatement by the Company or any affiliate.  In addition, all awards or proceeds from the sale of awards, made or earned pursuant to the 2010 Plan will be subject to the right of the Company to full recovery (with reasonable interest thereon) in the event that the Board determines reasonably and in good faith that any participant’s fraud or misconduct has caused or partially caused the need for a material restatement of the Company’s financial statements for any fiscal year to which the award relates.

Change in Capital Structure.  In the event of a change in the outstanding shares of common stock due to a stock-split, reverse stock-split, stock dividend, combination, recapitalization or reclassification of the shares, merger, consolidation, change in form of organization, or any other increase or decrease in the number of issued shares effected without receipt of consideration by the Company, the Committee shall equitably adjust the number of shares covered by each outstanding award, the number of shares that have been authorized for issuance under the 2010 Plan but as to which no awards have yet been granted or that have been returned to the 2010 Plan upon cancellation, forfeiture or expiration of an award, the per person maximum, set forth in the 2010 Plan, and the exercise or other price per share covered by each outstanding award.

Change in Control.  In the event of a change in control but subject to the terms of any award agreements or employment-related agreements between the Company or any affiliates and any participant, each outstanding award shall be assumed or a substantially equivalent award shall be substituted by the surviving or successor company or a parent or subsidiary of such successor company upon consummation of the Change in Control.  Notwithstanding the foregoing, instead of having outstanding awards be assumed or replaced with equivalent awards by the successor company, the Committee may in its sole and absolute discretion and authority, (i) accelerate the vesting of awards so that awards shall vest (and, to the extent applicable, become exercisable) as to the shares that otherwise would have been unvested and provide that repurchase rights of the Company with respect to shares issued pursuant to an award shall lapse as to the shares subject to such repurchase right; (ii) arrange or otherwise provide for the payment of cash or other consideration to participants in exchange for the satisfaction and cancellation of outstanding awards (with the Committee determining the amount payable to each participant based on the fair market value, on the date of the change in control, of the award being cancelled, based on any reasonable valuation method selected by the Committee); (iii) terminate all or some awards upon the consummation of the Change in Control, provided that the Committee shall provide for vesting of such awards in full as of a date immediately prior to consummation of the change in control; and (iv) make such other modifications, adjustments or amendments to outstanding awards or the 2010 Plan as the Committee deems necessary or appropriate.

Plan Amendment and Termination.  The Board of Directors may amend or terminate the 2010 Plan as it shall deem advisable; provided that no change shall be made that increases the total number of shares reserved for issuance pursuant to awards unless such change is authorized by the stockholders of the Company.

Term of Plan.  If not sooner terminated by the Board, the 2010 Plan shall terminate at the close of business on the date ten years after the effective date of the amendment and restatement of the 2010 Plan.  No awards shall be made under the 2010 Plan after its termination; however, termination of the 2010 Plan shall not affect the Committee’s ability to exercise the powers granted to it with respect to awards granted under the Plan prior to the date of such termination.

Federal Income Tax Aspects of the Amended and Restated 2010 Plan

This is a brief summary of the United States federal income tax aspects of awards that may be made under the 2010 Plan, as amended and restated, based on existing U.S. federal income tax laws as of the date of this proxy statement. This summary provides only the basic tax rules and is not intended as, and should not be relied upon, as tax guidance for participants in the 2010 Plan.  It does not describe the implications, if any, of a number of special tax rules, including, without limitation, the alternative minimum tax, the golden parachute tax rules under Sections 280G and 4999 of the Code, and foreign, state and local tax laws.  In addition, this summary assumes that all awards are exempt from, or comply with, the rules under Section 409A of the Code regarding nonqualified deferred compensation.  Changes to the tax laws could alter the tax consequences described below.

Incentive Stock Options (ISO).  The grant of an ISO will not be a taxable event for the participant or for the Company.  A participant will not recognize taxable income upon exercise of an ISO (except for purposes of the alternative minimum tax), and any gain realized upon a disposition of shares received pursuant to the exercise of an ISO will be taxed as long-term capital gain if the participant holds the shares for at least two years after the date of grant and for one year after the date of exercise (the “holding period requirement”).  The Company will not be entitled to any business expense deduction with respect to the exercise or disposition of an ISO, except as discussed below.  To qualify for the foregoing tax treatment, the participant generally must exercise the option while the participant is our employee or an employee of our subsidiary or, if the participant has terminated employment, no later than three months after the participant terminated employment.  If all of the foregoing requirements are met except the holding period requirement mentioned above, the participant will recognize ordinary income upon the disposition of the common stock in an amount generally equal to the excess of the fair market value of the common stock at the time the option was exercised over the option exercise price (but not in excess of the gain realized on the sale).  The balance of the realized gain, if any, will be capital gain.  The Company generally will be allowed a business expense deduction when and to the extent the participant recognizes ordinary income.

Non-Qualified Options (“Non-ISO”).  The grant of a Non-ISO will not be a taxable event for the participant or the Company.  Upon exercising a Non-ISO, a participant will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise.  Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a Non-ISO, the participant will have taxable capital gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares of common stock (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised).  The Company generally will be entitled to a business expense deduction in the same amount and at the same time as the participant recognizes ordinary income.

Stock Appreciation Rights.  There are no immediate tax consequences of receiving an award of stock appreciation rights.  Upon exercising a stock appreciation right, a participant will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise.  The Company generally will be entitled to a business expense deduction in the same amount and at the same time as the participant recognizes ordinary income.

Unrestricted Stock Awards.  Upon receipt of an unrestricted stock award, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid by the participant with respect to the shares.  Subject to the restrictions of Section 162(m) of the Code, the Company generally will be entitled to a business expense deduction in the same amount and at the same time as the participant recognizes ordinary income.

Restricted Shares.  An award of restricted stock will not be a taxable event for the participant, provided that the shares are subject to restrictions (that is, the restricted stock is nontransferable and subject to a substantial risk of forfeiture).  However, the participant may elect under Section 83(b) of the Code to recognize ordinary income in the year of the award in an amount equal to the fair market value of the common stock on the date of the award (less the purchase price, if any), determined without regard to the restrictions.  If the participant does not make such a Section 83(b) election, the fair market value of the common stock on the date the restrictions lapse (less the purchase price, if any) will be treated as ordinary income to the participant and will be taxable in the year the restrictions lapse.  A participant who is awarded shares that are not subject to restrictions will recognize ordinary income equal to the fair market value of the shares on the date of the award.  Subject to the restrictions of Section 162(m) of the Code, the Company generally will be entitled to a business expense deduction in the same amount and at the same time as the participant recognizes ordinary income.

Restricted Share Units and Performance/Cash-Settled Awards.  The taxation of these awards will depend on the specific terms of the award.  Generally, the grant of restricted share units or performance/cash-settled awards will have no federal income tax consequences for the Company or for the participant and the participant recognizes ordinary income at the time such awards are settled equal to the fair market value of any shares or cash paid.  Subject to the restrictions of Section 162(m) of the Code, the Company generally will be entitled to a business expense deduction in the same amount and at the same time as the participant recognizes ordinary income.

Section 162(m) of the Code

Section 162(m) of the Code generally limits to $1 million the amount that a publicly held corporation is allowed each year to deduct for the compensation paid to each of the corporation’s chief executive officer and the corporation’s three most highly compensated executive officers other than the chief executive officer and the chief financial officer. However, “qualified performance-based compensation” is not subject to the $1 million deduction limit. To qualify as qualified performance-based compensation, the following requirements must be satisfied: (i) the performance goals are determined by a committee consisting solely of two or more “outside directors,” (ii) the material terms under which the compensation is to be paid, including the performance goals, are approved by the corporation’s stockholders, and (iii) the committee certifies that the applicable performance goals are satisfied before payment of any qualified performance-based compensation is made.

Historical Stock Awards under Plan

The following table sets forth the number of Options and shares of restricted stock units that have been granted to the listed individuals or groups under the 2010 Plan since its inception until October 31, 2013.

Name and Principal Position	Number of Options Granted	Number of Restricted Stock Units Granted
Thomas H. McLain, President and Chief Executive Officer	400,000(3)	-

Gail S. Page, Former President and Chief Executive Officer (1)	150,000	85,000

Bruce A. Huebner, Former Interim President and Chief Executive Officer (2)	100,000	43,495

Donald G. Munroe, Ph.D., Chief Scientific Officer and VP of Research and Development	260,000(3)	-

William Creech, Vice President of Sales and Marketing	85,000	20,000
All Current Executive Officers	935,900(4)	20,000
All Current Non-Employee Directors (excluding Mr. Huebner)	-	283,100
All Employees (excluding current executive officers)	154,450(5)	-

Total	1,090,350	303,100

(1)	Ms. Page separated from the Company, effective December 2, 2012.
(2)

Mr. Huebner served as Interim President and  Chief Executive Officer until the appointment of Thomas McLain as President and Chief Executive Officer on March 18, 2013. Mr. Huebner was elected as Chairman of the Board of Directors on March 18, 2013.

(3)	All stock options for Mr. McLain and 100,000 stock options for Mr. Munroe are subject to stockholder approval of an increase in the number of shares authorized under our 2010 Plan.
(4)

Includes 90,000 stock options which are subject to stockholder approval of an increase in the number of shares authorized under our 2010 Plan for Eric J. Schoen, Vice President, Finance and Chief Accounting Officer.

(5)	Includes 52,500 stock options which are subject to stockholder approval of an increase in the number of shares authorized under our 2010 Plan.

New Plan Benefits

The Committee will grant awards under the amended and restated 2010 Plan at its discretion. Consequently, except as noted below, it is not possible to determine at this time the amount or dollar value of awards to be provided under the amended and restated 2010 Plan.  Pursuant to Mr. McLain’s offer letter, dated February 27, 2013, the Committee, as authorized by the Board, granted Options to Mr. McLain, subject to stockholder approval of the amended and restated 2010 Plan.  There have been 642,500 stock options granted in 2013 which are subject to stockholder approval, including the stock option grant made to our President and Chief Executive Officer pursuant to the terms of his employment agreement.   If this proposal is not adopted, these awards will not be valid and the Committee and Board will consider what course of action to follow with respect to these awards and future awards under the 2010 Plan. Information regarding these awards is set forth in the table below.

Name and position	Number of shares underlying restricted stock units	Number of shares underlying options
Thomas H. McLain
President and Chief Executive Officer	-	400,000
Gail S. Page
Former President and Chief Executive Officer (1)	-	-
Bruce A. Huebner
Former Interim Chief Executive Officer (2)	-	-
Donald G. Munroe, Ph.D.
Chief Scientific Officer and VP of Research and Development	-	100,000
William Creech
Vice President of Sales and Marketing	-	-
Executive Group	-	590,000
Non-Executive Director Group	-	-
Non-Executive Officer Employee Group	-	52,500

(1)Ms. Page separated from the Company, effective December 2, 2012.

(2)Mr. Huebner served as Interim President and  Chief Executive Officer until the appointment of Thomas McLain as President and Chief Executive Officer on March 18, 2013. Mr. Huebner was elected as Chairman of the Board of Directors, also on March 18, 2013.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE VERMILLION, INC. AMENDED AND RESTATED 2010 STOCK INCENTIVE PLAN.

Equity Compensation Plan Information

The number of shares of our common stock to be issued upon exercise of outstanding stock options, the weighted-average exercise price of outstanding stock options and the number of shares available for future stock option grants and stock awards under equity compensation plans as of December 31, 2012, were as follows:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Shares Reflected in First Column)
Equity compensation plans approved by security holders	1,092,374(1)	$4.17(2)	22,471(3)
Equity compensation plans not approved by security holders	—	—	—
Total	1,092,374		22,471

____________________

(1)Includes outstanding stock options for 336,656 shares of our common stock under the 2000 Stock Incentive Plan and 755,718 shares of our common stock under the 2010 Plan.

(2)Includes the weighted average stock price for outstanding stock options of $7.22 under the 2000 Stock Plan and $2.82 for the 2010 Plan.

(3)Includes 22,471 shares of our common stock for the 2010 Plan.  No future awards shall occur under the 2000 Stock Plan.

OTHER MATTERS

We filed an Annual Report on Form 10-K for the year ended December 31, 2012 with the SEC on March 1, 2013.  Stockholders may obtain a copy of this report, free of charge, by writing to Vermillion, Inc., Attn: Investor Relations, 12117 Bee Caves Road, Building Three, Suite 100, Austin, Texas 78738.  In addition, copies of our annual, quarterly and current reports are available at http://www.vermillion.com.

Our management and our Board know of no matters to come before the Annual Meeting other than the matters referred to in the Notice of Annual Meeting of Stockholders.  The persons named in the enclosed proxy will vote the shares represented thereby in accordance with the recommendation of the Board as to any proposal properly presented at the Annual Meeting, or if no recommendation is made by the Board, then pursuant to the authority granted in the proxy.

The matters to be considered at the Annual Meeting are of great importance to our stockholders.  Accordingly, you are urged to read and carefully consider the information presented in this proxy statement, and to sign and date the enclosed proxy card and return it today in the enclosed pre-addressed postage-paid envelope.

IMPORTANT NOTE

Your vote is important, no matter how many or how few shares you hold.  Please sign and date the enclosed proxy card and return it today in the enclosed pre-addressed postage-paid envelope.  If your shares are held in street name, only your broker or bank can vote your shares and only upon receipt of your specific instructions.  Please return the enclosed proxy card to your broker and contact the person responsible for your account to ensure that a proxy card is voted on your behalf.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ Thomas H. McLain Thomas H. McLain President and Chief Executive Officer

Austin, Texas
November 12, 2013

Annex A

PROPOSED AMENDMENT TO THE CERTIFICATE OF INCORPORATION

The proposed amendment to the Company’s Fourth Amended and Restated Certificate of Incorporation would revise Article IX thereof as shown below (new language is indicated by double-underlining, and deletions are indicated by strike-throughs).

ARTICLE IX

Holders of stock of any class or series of the corporation shall not be entitled to cumulate their votes for the election of directors or any other matter submitted to a vote of the stockholders, unless such cumulative voting is required pursuant to Sections 214 of the Delaware General Corporation Law, in which event each such holder shall be entitled to as many votes as shall equal the number of votes which (except for this provision as to cumulative voting) such holder would be entitled to cast for the election of directors with respect to his shares of stock multiplied by the number of directors to be elected by him, and the holder may cast all of such votes for a single director or may distribute them among the number of directors to be voted for, or for any two or more of them as such holder may see fit, so long as the name of the candidate for director shall have been placed in nomination prior to the voting and the stockholder, or any other holder of the same class or series of stock, has given notice at the meeting prior to the voting of the intention to cumulate votes.

1. NUMBER OF DIRECTORS. The number of directors that constitutes the whole Board of Directors of the corporation shall be designated in the Amended and Restated Bylaws of the corporation. ~~The directors shall be divided into three classes with the term of office of the first class (Class I) to expire at the annual meeting of stockholders held in 2001; the term of office of the second class (Class II) to expire at the annual meeting of stockholders held in 2002; the term of office of the third class (Class III) to expire at the annual meeting of stockholders held in 2003; and thereafter for each such term to expire~~Each director elected at and after the annual meeting of stockholders of 2013 shall be elected for a term expiring at ~~each third~~the next succeeding annual meeting of stockholders ~~after such election.~~ and until such director’s successor shall have been elected and qualified, or until such director’s earlier death, resignation or removal. For the avoidance of doubt, any director elected prior to the annual meeting of stockholders of 2012 shall serve for the remainder of the term to which such director was elected or until such director’s earlier death, resignation or removal.

2. ELECTION OF DIRECTORS. Elections of directors need not be by written ballot unless the Amended and Restated Bylaws of the corporation shall so provide.

3. REMOVAL OF DIRECTORS. Any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors.

A-1

Annex B

PROPOSED AMENDMENT TO THE BYLAWS

The proposed amendment to the Company’s Fourth Amended and Restated Bylaws would revise Section 3.2 of Article III thereof as shown below (deletions are indicated by strike-throughs).

3.2 NUMBER OF DIRECTORS

The board of directors shall consist of eight (8) members. The number of directors may be changed by an amendment to this bylaw, duly adopted by the board of directors or by the stockholders, or by a duly adopted amendment to the certificate of incorporation. ~~Upon the closing of the first sale of the corporation’s common stock pursuant to a firmly underwritten registered public offering (the “IPO”), the directors shall be divided into three classes, with the term of office of the first class, which class shall initially consist of two directors, to expire at the first annual meeting of stockholders held after the IPO; the term of office of the second class, which shall initially consist of three directors, to expire at the second annual meeting of stockholders held after the IPO; the term of office of the third class, which class shall initially consist of three directors, to expire at the third annual meeting of stockholders held after the IPO; and thereafter for each such term to expire at each third succeeding annual meeting of stockholders held after such election.~~

No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires.

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Annex C

VERMILLION, INC.

AMENDED AND RESTATED 2010 STOCK INCENTIVE PLAN

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Plan Document

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Vermillion, Inc. (the “Company”) hereby establishes and adopts the following Amended and Restated 2010 Stock Incentive Plan (the “Plan”), effective upon approval by the Company’s stockholders at the Company’s 2013 Annual Meeting of Stockholders (the “Effective Date”).

1.	Introduction.

(a) Purpose.  The  purposes of the Plan are: (i) to enhance the Company’s ability to attract highly qualified personnel; (ii) to strengthen its retention capabilities; (iii) to enhance the long-term performance and competitiveness of the Company; and (iv) to align the interests of Plan participants with those of the Company’s stockholders.  Effective Date.  This Plan, as amended and restated, shall be submitted to the stockholders of the Company for approval and, if approved, shall become effective as of the Effective Date.

(b) Definitions.  Terms in the Plan and any Appendix that begin with an initial capital letter have the defined meaning set forth in Appendix I or elsewhere in this Plan, in either case unless the context of their use clearly indicates a different meaning.

(c) Effect on Other Plans, Awards, and Arrangements.  This Plan is not intended to affect and shall not affect any stock options, equity-based compensation, or other benefits that the Company or its Affiliates may have provided, or may separately provide in the future, pursuant to any agreement, plan, or program that is independent of this Plan.

(d) Appendices. Incorporated by reference and thereby part of the Plan are the definitions set forth in Appendix I hereof.
2.	Types of Awards. The Plan permits the granting of the following types of Awards according to the Sections of the Plan listed here:

Section 5	Stock Options
Section 6	Share Appreciation Rights (“SARs”)
Section 7	Restricted Shares, Restricted Share Units (“RSUs”), and Unrestricted Shares
Section 8	Deferred Share Units (“DSUs”)
Section 9	Performance and Cash-settled Awards
Section 10	Dividend Equivalent Rights

3.	Shares Available for Awards.

(a) Number of Shares. Subject to Section 13 below, a total of 3,622,983 Shares shall be available for issuance under the Plan.  The Shares deliverable pursuant to Awards shall be authorized but unissued Shares, or Shares that the Company otherwise holds in treasury or in trust.

(b) Replenishment; Counting of Shares.    For purposes of the limitation under Section 3(a), to the extent that  Shares underlying any Plan Awards are not issued or delivered by reason of (i) forfeiture, cancellation, expiration  or termination (other than by exercise) or (ii) the settlement of such Shares in cash, then such Shares shall be added back to the Shares available for

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issuance under the Plan.  Notwithstanding the foregoing, the following Shares shall not be added to the Shares authorized for grant under the Plan:  (i) Shares that were subject to an Option or an SAR and were not issued or delivered upon the net settlement or net exercise of such Option or SAR, (ii) Shares delivered to or withheld by the Company to pay purchase price or the withholding taxes related to an outstanding Option or SAR or (iii) Shares repurchased by the Company on the open market with the proceeds of an Option exercise. Shares delivered to or withheld by the Company to pay the withholding taxes for Awards (other than Options or SARs) or Performance Awards shall again be available for issuance under this Plan .  Further, and to the extent permitted under Applicable Law, the maximum number of Shares available for delivery under the Plan shall not be reduced by any Shares issued under the Plan through the settlement, assumption, or substitution of outstanding awards or obligations to grant future awards as a condition of the Company’s or an Affiliate’s acquiring another entity.

(c) ISO Share Reserve.  The number of Shares that are available for ISO Awards shall not exceed the total number set forth in Section 3(a) above (as adjusted pursuant to Section 13 of the Plan, and as determined in accordance with Code Section 422).

4.	Eligibility.

(a) General Rule.  Subject to the express provisions of the Plan, the Committee shall determine from the class of Eligible Persons those Persons to whom Awards may be granted.  Each Award shall be evidenced by an Award Agreement that sets forth its Grant Date and all other terms and conditions of the Award, that is signed on behalf of the Company (or delivered by an authorized agent through an electronic medium), and that, if required by the Committee, is signed by the Eligible Person as an acceptance of the Award.  The grant of an Award shall not obligate the Company or any Affiliate to continue the employment or service of any Eligible Person, or to provide any future Awards or other remuneration at any time thereafter.

(b) Option and SAR Limits per Person.  Subject to adjustment pursuant to Section 13, the maximum number of Shares with respect to which Options or SARs, or a combination thereof, may be granted during any fiscal year of the Company to any person shall be 500,000.

5.	Stock Options.

(a) Grants.  Subject to the special rules for ISOs set forth in the next paragraph, the Committee may grant Options to Eligible Persons pursuant to Award Agreements setting forth terms and conditions that are not inconsistent with the Plan, that may be immediately exercisable or that may become exercisable in whole or in part based on future events or conditions, that may include vesting or other requirements for the right to exercise the Option, and that may differ for any reason between Eligible Persons or classes of Eligible Persons, provided in all instances that:

(i)	the exercise price for Shares subject to purchase through exercise of an Option shall not be less than 100% of the Fair Market Value of the underlying Shares on the Grant Date; and
(ii)	no Option shall be exercisable for a term ending more than ten years after its Grant Date.

(b) Special ISO Provisions. The following provisions shall control any grants of Options that are denominated as ISOs.
(i)

Eligibility.  The Committee may grant ISOs only to Employees (including officers who are Employees) of the Company or an Affiliate that is a “parent corporation” or “subsidiary corporation” within the meaning of Code Section 424.

(ii)

Documentation.  Each Option that is intended to be an ISO must be designated in the Award Agreement as an ISO, provided that any Option designated as an ISO will be a Non-ISO to the extent the Option fails to meet the requirements of Code Section 422.  In

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the case of an ISO, the Committee shall determine on the Grant Date the acceptable methods of paying the exercise price for Shares, and it shall be included in the applicable Award Agreement.

(iii)

$100,000 Limit.  To the extent that the aggregate Fair Market Value of Shares with respect to which ISOs first become exercisable by a Participant in any calendar year (under this Plan and any other plan of the Company or any Affiliate) exceeds U.S. $100,000, such excess Options shall be treated as Non-ISOs.  For purposes of determining whether the U.S. $100,000 limit is exceeded, the Fair Market Value of the Shares subject to an ISO shall be determined as of the Grant Date.  In reducing the number of Options treated as ISOs to meet the U.S. $100,000 limit, the most recently granted Options shall be reduced first.  In the event that Code Section 422 is amended to alter the limitation set forth therein, the limitation of this paragraph shall be automatically adjusted accordingly.

(iv)

Grants to 10% Holders.  In the case of an ISO granted to an Employee who is a Ten Percent Holder on the Grant Date, the ISO’s term shall not exceed five years from the Grant Date, and the exercise price shall be at least 110% of the Fair Market Value of the underlying Shares on the Grant Date.  In the event that Code Section 422 is amended to alter the limitations set forth therein, the limitations of this paragraph shall be automatically adjusted accordingly.

(v)

Substitution of Options.  In the event the Company or an Affiliate acquires (whether by purchase, merger, or otherwise) all or substantially all of outstanding capital stock or assets of another corporation or in the event of any reorganization or other transaction qualifying under Code Section 424, the Committee may, in accordance with the provisions of that Section, substitute ISOs for ISOs previously granted under the plan of the acquired company provided (A) the excess of the aggregate Fair Market Value of the Shares subject to an ISO immediately after the substitution over the aggregate exercise price of such shares is not more than the similar excess immediately before such substitution, and (B) the new ISO does not give additional benefits to the Participant, including any extension of the exercise period.

(vi)

Notice of Disqualifying Dispositions.  By executing an ISO Award Agreement, each Participant agrees to notify the Company in writing immediately after the Participant sells, transfers or otherwise disposes of any Shares acquired through exercise of the ISO, if such disposition occurs within the earlier of (A) two years of the Grant Date, or (B) one year after the exercise of the ISO being exercised.  Each Participant further agrees to provide any information about a disposition of Shares as may be requested by the Company to assist it in complying with any applicable tax laws.

(c) Method of Exercise.  Each Option may be exercised, in whole or in part (provided that the Company shall not be required to issue fractional shares) at any time and from time to time prior to its expiration, but only pursuant to the terms of the applicable Award Agreement, and subject to the times, circumstances and conditions for exercise contained in the applicable Award Agreement.  Exercise shall occur by delivery of both written notice of exercise to the secretary of the Company, and payment of the full exercise price for the Shares being purchased.  The methods of payment that the Committee may in its discretion accept or commit to accept in an Award Agreement include:

(i)	cash or check payable to the Company (in U.S. dollars);
(ii)

other Shares that (A) are owned by the Participant who is purchasing Shares pursuant to an Option, (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of

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the Shares as to which the Option is being exercised, (C) are all, at the time of such surrender, free and clear of any and all claims, pledges, liens and encumbrances, or any restrictions which would in any manner restrict the transfer of such Shares to or by the Company (other than such restrictions as may have existed prior to an issuance of such Shares by the Company to such Participant), and (D) are duly endorsed for transfer to the Company;

(iii)	a net exercise by surrendering to the Company Shares otherwise receivable upon exercise of the Option;
(iv)

a cashless exercise program that the Committee may approve, from time to time in its discretion, pursuant to which a Participant may elect to concurrently provide irrevocable instructions (A) to such Participant’s broker or dealer to effect the immediate sale of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the exercise price of the Option plus all Withholding Taxes, and (B) to the Company to deliver the certificates for the purchased Shares directly to such broker or dealer in order to complete the sale; or

(v)	any combination of the foregoing methods of payment.

The Company shall not be required to deliver Shares pursuant to the exercise of an Option until the Company has received sufficient funds to cover the full exercise price due and all applicable Withholding Taxes required by reason of such exercise.

Notwithstanding any other provision of the Plan to the contrary, no Participant who is a Director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any Awards granted under the Plan, or continue any extension of credit with respect to such payment with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

(d) Exercise of an Unvested Option.  The Committee in its sole discretion may allow a Participant to exercise an unvested Option, in which case the Shares then issued shall be Restricted Shares having analogous vesting restrictions to the unvested Option.

(e) Termination of Continuous Service.  The Committee may establish and set forth in the applicable Award Agreement the terms and conditions on which an Option shall remain exercisable, if at all, following termination of a Participant’s Continuous Service.  The Committee may waive or modify these provisions at any time.  To the extent that a Participant is not entitled to exercise an Option at the date of his or her termination of Continuous Service, or if the Participant (or other person entitled to exercise the Option) does not exercise the Option to the extent so entitled within the time specified in the Award Agreement or below (as applicable), the Option shall terminate and the Shares underlying the unexercised portion of the Option shall revert to the Plan and become available for future Awards.

The following provisions shall apply to the extent an Award Agreement does not specify the terms and conditions upon which an Option shall terminate when there is a termination of a Participant’s Continuous Service:

Reason for terminating Continuous Service	Option Termination Date
(I) By the Company for Cause, or what would have been Cause if the Company had known all of the relevant facts.	Termination of the Participant’s Continuous Service, or when Cause first existed if earlier.
(II) Disability of the Participant.	Within one year after termination of the Participant’s Continuous Service.
(III) Retirement of the Participant after age 65 with five years or more of Continuous Service.	Within one year after termination of the Participant’s Continuous Service.
(IV) Death of the Participant during Continuous Service or within 90 days thereafter.	Within one year after termination of the Participant’s Continuous Service.
(V) Other than due to Cause or the Participant’s Disability, Retirement, or Death.	Within 90 days after termination of the Participant’s Continuous Service.

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If there is a Securities and Exchange Commission blackout period (or a Committee-imposed blackout period) that prohibits the buying or selling of Shares during any part of the ten day period before the expiration of any Option based on the termination of a Participant’s Continuous Service (as described above), the period for exercising the Options shall be extended until ten days beyond when such blackout period ends.  Notwithstanding any provision hereof or within an Award Agreement, no Option shall ever be exercisable after the expiration date of its original term as set forth in the Award Agreement.

6.	SARs.
(a) Grants. The Committee may grant SARs to Eligible Persons pursuant to Award Agreements setting forth terms and conditions that are not inconsistent with the Plan; provided that:
(i)	the exercise price for the Shares subject to each SAR shall not be less than 100% of the Fair Market Value of the underlying Shares on the Grant Date;

(ii)	no SAR shall be exercisable for a term ending more than ten years after its Grant Date; and

(iii)

each SAR shall, except to the extent an SAR Award Agreement provides otherwise, be subject to the provisions of Section 5(e) relating to the effect of a termination of Participant’s Continuous Service, with “SAR” being substituted for “Option.”

(b) Settlement.  Subject to the Plan’s terms, an SAR shall entitle the Participant, upon exercise of the SAR, to receive Shares having a Fair Market Value on the date of exercise equal to the product of the number of Shares as to which the SAR is being exercised, and the excess of (i) the Fair Market Value, on such date, of the Shares covered by the exercised SAR, over (ii) an exercise price designated in the SAR Award Agreement.  Notwithstanding the foregoing, an SAR Award Agreement may limit the total settlement value that the Participant will be entitled to receive upon the SAR’s exercise, and may provide for settlement either in cash or in any combination of cash or Shares that the Committee may authorize pursuant to an Award Agreement.  If, on the date on which an SAR or portion thereof is to expire, the Fair Market Value exceeds the per Share exercise price of such SAR, then the SAR shall be deemed exercised and cancelled without any payment in settlement thereof; subject to any specific provision to the contrary within an Award Agreement.

(c) SARs related to Options.  The Committee may grant SARs either concurrently with the grant of an Option or with respect to an outstanding Option, in which case the SAR shall extend to all or a portion of the Shares covered by the related Option, and shall have an exercise price that is not less than the exercise price of the related Option.  An SAR shall entitle the Participant who holds the related Option, upon exercise of the SAR and surrender of the related Option, or portion thereof, to the extent the SAR and related Option each were previously unexercised, to receive payment of an amount determined pursuant to Section 6(b) above.  Any

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SAR granted in tandem with an ISO will contain such terms as may be required to comply with the provisions of Code Section 422.

7.	Restricted Shares, RSUs, and Unrestricted Share Awards.

(a) Grant.  The Committee may grant Restricted Share, RSU, or Unrestricted Share Awards to Eligible Persons, in all cases pursuant to Award Agreements setting forth terms and conditions that are not inconsistent with the Plan.  The Committee shall establish as to each Restricted Share or RSU Award the number of Shares deliverable or subject to the Award (which number may be determined by a written formula), and the period or periods of time (the “Restriction Period”) at the end of which all or some restrictions specified in the Award Agreement shall lapse, and the Participant shall receive unrestricted Shares (or cash to the extent provided in the Award Agreement) in settlement of the Award.  Such restrictions may include, without limitation, restrictions concerning voting rights and transferability, and such restrictions may lapse separately or in combination at such times and pursuant to such circumstances or based on such criteria as selected by the Committee, including, without limitation, criteria based on the Participant’s duration of employment, directorship or consultancy with the Company, individual, group, or divisional performance criteria, Company performance, or other criteria selection by the Committee. The Committee may make Restricted Share and RSU Awards with or without the requirement for payment of cash or other consideration.  In addition, the Committee may grant Awards hereunder in the form of Unrestricted Shares which shall vest in full upon the Grant Date or such other date as the Committee may determine or which the Committee may issue pursuant to any program under which one or more Eligible Persons (selected by the Committee in its sole discretion) elect to pay for such Shares or to receive Unrestricted Shares in lieu of cash bonuses that would otherwise be paid.

(b) Vesting and Forfeiture.  The Committee shall set forth, in an Award Agreement granting Restricted Shares or RSUs, the terms and conditions under which the Participant’s interest in the Restricted Shares or the Shares or cash subject to RSUs will become vested and non-forfeitable.  Except as set forth in the applicable Award Agreement or as the Committee otherwise determines, upon termination of a Participant’s Continuous Service for any reason, the Participant shall forfeit his or her Restricted Shares and RSUs to the extent the Participant’s interest therein has not vested on or before such termination date; provided that if a Participant purchases Restricted Shares and forfeits them for any reason, the Company shall return the purchase price to the Participant to the extent either set forth in an Award Agreement or required by Applicable Law.

(c) Certificates for Restricted Shares.  Unless otherwise provided in an Award Agreement, the Company shall hold certificates representing Restricted Shares and dividends (whether in Shares or cash) that accrue with respect to them until the restrictions lapse, and the Participant shall provide the Company with appropriate stock powers endorsed in blank. The Participant’s failure to provide such stock powers within ten days after a written request from the Company shall entitle the Committee to unilaterally declare a forfeiture of all or some of the Participant’s Restricted Shares.

(d) Section 83(b) Elections.  A Participant may make an election under Code Section 83(b) (the “Section 83(b) Election”) with respect to Restricted Shares.  A Participant who has received RSUs may, within ten days after receiving the RSU Award, provide the Committee with a written notice of his or her desire to make Section 83(b) Election with respect to the Shares subject to such RSUs.  The Committee may in its discretion convert the Participant’s RSUs into Restricted Shares, on a one-for-one basis, in full satisfaction of the Participant’s RSU Award.  The Participant may then make a Section 83(b) Election with respect to those Restricted Shares; provided that the Participant’s Section 83(b) Election will be invalid if not filed with the Company and the appropriate U.S. tax authorities within 30 days after the Grant Date of the RSUs replaced by the Restricted Shares.

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(e) Deferral Elections for RSUs.  To the extent specifically provided in an Award Agreement, a Participant may irrevocably elect, in accordance with Section 8 below, to defer the receipt of all or a percentage of the Shares that would otherwise be transferred to the Participant both more than 12 months after the date of the Participant’s deferral election and upon the vesting of an RSU Award.  If the Participant makes this election, the Company shall credit the Shares subject to the election, and any associated Shares attributable to Dividend Equivalent Rights attached to the Award, to a DSU account established pursuant to Section 8 below on the date such Shares would otherwise have been delivered to the Participant pursuant to this Section.

(f) Issuance of Shares upon Vesting.  As soon as practicable after vesting of a Participant’s Restricted Shares (or of the right to receive Shares underlying RSUs), the Company shall deliver to the Participant, free from vesting restrictions, one Share for each surrendered and vested Restricted Share (or deliver one Share free of the vesting restriction for each vested RSU), unless an Award Agreement provides otherwise and subject to Section 11 regarding Withholding Taxes.  No fractional Shares shall be distributed, and cash shall be paid in lieu thereof.

8.	DSUs.

(a) Elections to Defer.  The Committee may make DSU awards to Eligible Persons pursuant to Award Agreements (regardless of whether or not there is a deferral of the Eligible Person’s compensation), and may permit select Eligible Persons to irrevocably elect, on a form provided by and acceptable to the Committee (the “Election Form”), to forego the receipt of cash or other compensation (including the Shares deliverable pursuant to any RSU Award) and in lieu thereof to have the Company credit to an internal Plan account a number of DSUs having a Fair Market Value equal to the Shares and other compensation deferred.  These credits will be made at the end of each calendar quarter (or other period determined by the Committee) during which compensation is deferred.  Notwithstanding the foregoing sentence, a Participant’s Election Form will be ineffective with respect to any compensation that the Participant earns before the date on which the Election Form takes effect.  For any Participant who is subject to U.S. income taxation, the Committee shall only authorize deferral elections under this Section (i) pursuant to written procedures, and using written Election Forms, that satisfy the requirements of Code Section 409A, and (ii) only by Eligible Persons who are Directors, Consultants, or members of a select group of management or highly compensated Employees (within the meaning of ERISA).

(b) Vesting. Unless an Award Agreement expressly provides otherwise, each Participant shall be 100% vested at all times in any Shares subject to DSUs.

(c) Issuances of Shares.  Unless an Award Agreement expressly provides otherwise, the Company shall settle a Participant’s DSU Award, by delivering one Share for each DSU, in five substantially equal annual installments that are issued before the last day of each of the five calendar years that end after the date on which the Participant’s Continuous Service ends for any reason, subject to –

(i)

the Participant’s right to elect a different form of distribution, only on a form provided by and acceptable to the Committee, that permits the Participant to select any combination of a lump sum and annual installments that are triggered by, and completed within ten years following, the last day of the Participant’s Continuous Service, and

(ii)

the Company’s acceptance of the Participant’s distribution election form executed at the time the Participant elects to defer the receipt of cash or other compensation pursuant to Section 8(a), provided that the Participant may change a distribution election through any subsequent election that (A) the Participant delivers to the Company at least one year before the date on which distributions are otherwise scheduled to commence pursuant to the Participant’s initial distribution election, (B) such distribution election does not take effect until at least one year after the date it was executed by the Participant and (C) defers the commencement of distributions by at least five years from the originally scheduled distribution commencement date.

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Fractional shares shall not be issued, and instead shall be paid out in cash.

(d) Emergency Withdrawals.  In the event that a Participant suffers an unforeseeable emergency within the contemplation of this Section, the Participant may apply to the Committee for an immediate distribution of all or a portion of the Participant’s DSUs.  The unforeseeable emergency must result from a sudden and unexpected illness or accident of the Participant, the Participant’s spouse, or a dependent (within the meaning of Code Section 152) of the Participant, casualty loss of the Participant’s property, or other similar extraordinary and unforeseeable conditions beyond the control of the Participant.  The Committee shall, in its sole and absolute discretion, determine whether a Participant has a qualifying unforeseeable emergency, may require independent verification of the emergency, and may determine whether or not to provide the Participant with cash or Shares.  Examples of purposes which are not considered unforeseeable emergencies include post-secondary school expenses or the desire to purchase a residence.  In no event will a distribution be made to the extent the unforeseeable emergency could be relieved through reimbursement or compensation by insurance or otherwise, or by liquidation of the Participant’s nonessential assets to the extent such liquidation would not itself cause a severe financial hardship.  The amount of any distribution hereunder shall be limited to the amount necessary to relieve the Participant’s unforeseeable emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the distribution.  The number of Shares subject to the Participant’s DSU Award shall be reduced by any Shares distributed to the Participant and by a number of Shares having a Fair Market Value on the date of the distribution equal to any cash paid to the Participant pursuant to this Section.  For all DSUs granted to Participants who are U.S. taxpayers, the term “unforeseeable emergency” shall be interpreted in accordance with Code Section 409A.

(e) Termination of Service.  For purposes of this Section, a Participant’s “Continuous Service” shall only end when the Participant incurs a “separation from service” within the meaning of Treasury Regulations § 1.409A-1(h).  A Participant shall be considered to have experienced a termination of Continuous Service when the facts and circumstances indicate that either (i) no further services will be performed for the Company or any Affiliate after a certain date, or (ii) that the level of bona fide services the Participant will perform after such date (whether as an Employee, Director, or Consultant) are reasonably expected to permanently decrease to no more than 50% of the average level of bona fide services performed by such Participant (whether as an Employee, Director, or Consultant) over the immediately preceding 36-month period (or full period of services to the Company and its Affiliates if the Participant has been providing such services for less than 36 months).

9.	Performance and Cash-Settled Awards.

(a) Performance Units.  Subject to the limitations set forth in paragraph (b) hereof, the Committee may in its discretion grant Performance Awards, including Performance Units to any Eligible Person, including Performance Unit Awards that (i) have substantially the same financial benefits and other terms and conditions as Options, SARs, RSUs, or DSUs, but (ii) are settled only in cash.  All Awards hereunder shall be made pursuant to Award Agreements setting forth terms and conditions that are not inconsistent with the Plan.

(b) Performance Compensation Awards.  Subject to the limitations set forth in this Section, the Committee may, at the time of grant of a Performance Unit, designate such Award as a “Performance Compensation Award” (payable in cash or Shares) in order that such Award constitutes, and has terms and conditions that are designed to qualify as, “qualified performance-based compensation” under Code Section 162(m).  With respect to each such Performance Compensation Award, the Committee shall establish, in writing within the time required under Code Section 162(m), a “Performance Period,” “Performance Measure(s)”, and “Performance Formula(e)” (each such term being defined below).  Once established for a Performance Period, the Performance Measure(s) and Performance Formula(e) shall not be amended or otherwise modified to the extent such amendment or modification would cause the compensation payable

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pursuant to the Award to fail to constitute qualified performance-based compensation under Code Section 162(m).

A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that the Performance Measure(s) for such Award is achieved and the Performance Formula(e) as applied against such Performance Measure(s) determines that all or some portion of such Participant’s Award has been earned for the Performance Period.  As soon as practicable after the close of each Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Measure(s) for the Performance Period have been achieved and, if so, determine and certify in writing the amount of the Performance Compensation Award to be paid to the Participant and, in so doing, may use negative discretion to decrease, but not increase, the amount of the Award otherwise payable to the Participant based upon such performance

(c) Limitations on Awards.  The maximum Performance Award and the maximum Performance Compensation Award that any one Participant may receive during any 12-month period during a Performance Period, without regard to time of vesting or exercisability, shall not together exceed 500,000  Shares, as adjusted pursuant to Section 13 below (or, for Performance Units to be settled in cash, U.S. $2,000,000.

(d) Definitions.

(i)“Performance Formula” means, for a Performance Period, one or more objective formulas or standards established by the Committee for purposes of determining whether or the extent to which an Award has been earned based on the level of performance attained or to be attained with respect to one or more Performance Measure(s).  Performance Formulae may vary from Performance Period to Performance Period and from Participant to Participant and may be established on a stand-alone basis, in tandem or in the alternative.

(ii)“Performance Measure” means one or more of the following selected by the Committee to measure Company, Affiliate, and/or business unit performance for a Performance Period, whether in absolute or relative terms (including, without limitation, terms relative to a peer group or index):  basic, diluted, or adjusted earnings per share; sales or revenue; earnings before interest, taxes, and other adjustments (in total or on a per share basis); basic or adjusted net income; returns on equity, assets, capital, or revenue; economic value added; working capital; total stockholder return; and product development, product market share, research, licensing, successful completion of clinical trials, submission of applications with the U.S. Food and Drug Administration (“FDA”) for new tests, receipt from the FDA of clearance for new tests, commercialization of new tests, litigation, human resources, information services, mergers, acquisitions, sales of assets of Affiliates or business units.  Each such measure shall be, to the extent applicable, determined in accordance with generally accepted accounting principles as consistently applied by the Company (or such other standard applied by the Committee) and, if so determined by the Committee, and in the case of a Performance Compensation Award, to the extent permitted under Code Section 162(m), adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions and cumulative effects of changes in accounting principles.  Performance Measures may vary from Performance Period to Performance Period and from Participant to Participant, and may be established on a stand-alone basis, in tandem or in the alternative.

(iii)“Performance Period” means one or more periods of time (of not less than one fiscal year of the Company), as the Committee may designate, over which the attainment of one or more Performance Measure(s) will be measured for the purpose of determining a Participant’s rights in respect of an Award.

(e) Deferral Elections.  At any time prior to the date that is both at least six months before the close of a Performance Period (or shorter or longer period that the Committee selects) with respect to a Performance Award and at which time vesting or payment is substantially uncertain to occur, the Committee may permit a Participant who is a member of a select group of

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management or highly compensated employees (within the meaning of ERISA) to irrevocably elect, on a form provided by and acceptable to the Committee, to defer the receipt of all or a percentage of the cash or Shares that would otherwise be transferred to the Participant upon the vesting of such Award.  If the Participant makes this election, the cash or Shares subject to the election, and any associated interest and dividends, shall be credited to an account established pursuant to Section 8 hereof on the date such cash or Shares would otherwise have been released or issued to the Participant pursuant to this Section.

10.

Dividend Equivalent Rights.  To the extent expressly provided in an Award Agreement, a Dividend Equivalent Right shall entitle an Eligible Person who has received an Award to be credited with dividends that the Company declares and pays (in cash, Shares, or other securities) to its stockholders of record between the Grant Date and the settlement date of the Award.  Any Dividend Equivalent Rights arising from cash dividends shall be immediately deemed to be reinvested in Shares having a Fair Market Value equal to such cash dividends (unless an Award Agreement provides otherwise).  The Company shall settle Dividend Equivalent Rights by issuing Shares to a Participant to the extent they were previously credited to the Participant as Dividend Equivalent Rights and are attributable to Shares that the Participant is receiving as settlement of an Award.  Notwithstanding the foregoing, the Committee may in an Award Agreement or modification thereto provide for (i) an earlier or later settlement event for Dividend Equivalent Rights, and (ii) complete or partial settlement in cash rather than in Shares; provided that Dividend Equivalent Rights associated with an Award subject to performance-based vesting conditions shall be deposited with the Company and shall be subject to the same restrictions as the underlying Award.

11.	Taxes; Withholding.

(a)General Rule.    Participants are solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with Awards, and neither the Company, any Affiliate, nor any of their employees, directors, or agents shall have any obligation to mitigate, indemnify, or to otherwise hold any Participant harmless from any or all of such taxes.    The Company’s obligation to deliver Shares (or to pay cash) to Participants pursuant to Awards is at all times subject to their prior or coincident satisfaction of all required Withholding Taxes.  Except to the extent otherwise either provided in an Award Agreement or thereafter authorized by the Committee, the Company or any Affiliate will satisfy required Withholding Taxes that the Participant has not otherwise arranged to settle before the due date thereof –

(i)     first from withholding the cash otherwise payable to the Participant pursuant to the Award;

(ii)     then by withholding and cancelling the Participant’s rights with respect to a number of Shares that (A) would otherwise have been delivered to the Participant pursuant to the Award, and (B) have an aggregate Fair Market Value equal to the Withholding Taxes (such withheld Shares may not have a value in excess of the aggregate Fair Market Value thereof on the date of the withholding determined by applying the minimum statutory withholding rate); and

(iii)      finally, withholding the cash otherwise payable to the Participant by the Company.

(b)U.S. Code Section 409A.   To the extent that the Committee determines that any Award granted under the Plan is subject to Code Section 409A, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Code Section 409A.  To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Code Section 409A and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date.  Notwithstanding any provision of the Plan to the contrary, the Committee may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate (i) to exempt the Award from Code Section 409A and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (ii) to comply with the requirements of Code Section 409A and related Department of Treasury guidance and thereby avoid the application of any penalty taxes under such Section.

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(c)  Unfunded Tax Status.  The Plan is intended to be an “unfunded” plan for incentive compensation.  With respect to any payments not yet made to a Person pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Person any rights that are greater than those of a general creditor of the Company or any Affiliate, and a Participant’s rights under the Plan at all times constitute an unsecured claim against the general assets of the Company for the collection of benefits as they come due.  Neither the Participant nor the Participant’s duly-authorized transferee or Beneficiaries shall have any claim against or rights in any specific assets, Shares, or other funds of the Company.

12.	Non-Transferability of Awards.

(a) General.  Except as set forth in this Section, or as otherwise approved by the Committee, Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution.  The designation of a death Beneficiary by a Participant will not constitute a transfer.  An Award may be exercised, during the lifetime of the holder of an Award, only by such holder, by the duly-authorized legal representative of a holder who is Disabled, or by a transferee permitted by this Section.

(b) Limited Transferability Rights.    The Committee may in its discretion provide in an Award Agreement that an Award in the form of a Non-ISO, a Share-settled SAR, Restricted Shares, RSUs, Performance Awards, Performance Units may be transferred without consideration and on such terms and conditions as the Committee deems appropriate, either (i) by instrument to the Participant’s “Immediate Family” (as defined below), (ii) by instrument to an inter vivos or testamentary trust (or other entity) in which the Award is to be passed to the Participant’s designated beneficiaries, or (iii) by gift to charitable institutions.  Any transferee of the Participant’s rights shall succeed and be subject to all of the terms of the applicable Award Agreement and the Plan.  “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.

(c) Death.  In the event of the death of a Participant, any outstanding Awards issued to the Participant shall automatically be transferred to the Participant’s Beneficiary (or, if no Beneficiary is designated or surviving, to the person or persons to whom the Participant’s rights under the Award pass by will or the laws of descent and distribution).

13.	Change in Capital Structure; Change in Control; Etc.

(a) Changes in Capitalization.  The Committee shall equitably adjust the number of Shares covered by each outstanding Award,  the number of Shares that have been authorized for issuance under the Plan but as to which no Awards have yet been granted or that have been returned to the Plan upon cancellation, forfeiture, or expiration of an Award, the per person maximums set forth in the Plan, as well as the exercise or other price per Share covered by each such outstanding Award, to reflect any increase or decrease in the number of issued Shares resulting from a stock-split, reverse stock-split, stock dividend, combination, recapitalization or reclassification of the Shares, merger, consolidation, change in form of organization, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company.  In the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding Awards under the Plan such alternative consideration (including cash or securities of any surviving entity) as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all Awards so replaced.  In any case, such substitution of cash or securities shall not require the consent of any person who is granted Awards pursuant to the Plan.  Except as expressly provided herein, or in an Award Agreement, if the Company issues for consideration shares of stock of any class or securities convertible into shares of stock of any class, the issuance shall not affect, and no adjustment by reason thereof shall be required to be made with respect to the number or price of Shares subject to any Award.

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(b) Dissolution or Liquidation. In the event of the dissolution or liquidation of the Company other than as part of a Change in Control, each Award will terminate immediately prior to the consummation of such dissolution or liquidation, subject to the ability of the Committee to exercise any discretion authorized in the case of a Change in Control.

(c) Change in Control.  In the event of a Change in Control but subject to the terms of any Award Agreements or employment-related agreements between the Company or any Affiliates and any Participant, each outstanding Award shall be assumed or a substantially equivalent award shall be substituted by the surviving or successor company or a parent or subsidiary of such successor company (in each case, the “Successor Company”) upon consummation of the Change in Control.  Notwithstanding the foregoing, instead of having outstanding Awards be assumed or replaced with equivalent awards by the Successor Company, the Committee may in its sole and absolute discretion and authority, without obtaining the approval or consent of the Company’s stockholders or any Participant with respect to his or her outstanding Awards, take one or more of the following actions (with respect to any or all of the Awards, and with discretion to differentiate between individual Participants and Awards for any reason):

(i)

accelerate the vesting of Awards so that Awards shall vest (and, to the extent applicable, become exercisable) as to the Shares that otherwise would have been unvested and provide that repurchase rights of the Company with respect to Shares issued pursuant to an Award shall lapse as to the Shares subject to such repurchase right;

(ii)

arrange or otherwise provide for the payment of cash or other consideration to Participants in exchange for the satisfaction and cancellation of outstanding Awards (with the Committee determining the amount payable to each Participant based on the Fair Market Value, on the date of the Change in Control, of the Award being cancelled, based on any reasonable valuation method selected by the Committee);

(iii)

terminate all or some Awards upon the consummation of the Change in Control, provided that the Committee shall provide for vesting of such Awards in full as of a date immediately prior to consummation of the Change in Control.  To the extent that an Award is not exercised prior to consummation of a transaction in which the Award is not being assumed or substituted, such Award shall terminate upon such consummation;

(iv)	make such other modifications, adjustments or amendments to outstanding Awards or this Plan as the Committee deems necessary or appropriate, subject however to the terms of Section 13 above.
14.	Termination, Rescission and Recapture of Awards.

(a) Each Award under the Plan is intended to align the Participant’s long-term interests with those of the Company.  Accordingly, unless otherwise expressly provided in an Award Agreement, the Company may terminate any outstanding, unexercised, unexpired, unpaid, or deferred Awards (“Termination”), rescind any exercise, payment or delivery pursuant to the Award (“Rescission”), or recapture any Shares (whether restricted or unrestricted) or proceeds from the Participant’s sale of Shares issued pursuant to the Award (“Recapture”), if the Participant does not comply with the conditions of subsections (b), (c), and (e) hereof (collectively, the “Conditions”).

(b) The Participant shall comply with any agreement between the Participant and the Company or any Affiliate with regard to nondisclosure of the  proprietary or confidential information or material of the Company or any Affiliate.

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(c) The Participant shall comply with any agreement between the Participant and the Company or any Affiliate  with regard to intellectual property (including but not limited to patents, trademarks, copyrights, trade secrets, inventions, developments and improvements).

(d) Upon exercise, payment, or delivery of cash or Company Stock pursuant to an Award, the Participant shall certify on a form acceptable to the Company that he or she is in compliance with the terms and conditions of the Plan.

(e) If the Company determines, in its sole and absolute discretion, that (i) a Participant has violated any of the Conditions set forth in subsection (b) or (c); (ii) during his or her Continuous Service, or within one year after its termination for any reason, a Participant has solicited any non-administrative employee of the Company to terminate employment with the Company; or (y) during his or her Continuous Service, a Participant has engaged in activities which are materially prejudicial to or in conflict with the interests of the Company, including any breaches of fiduciary duty or the duty of loyalty, then the Company may, in its sole and absolute discretion, impose a Termination, Rescission, and/or Recapture with respect to any or all of the Participant’s relevant Awards, Shares, and the proceeds thereof.

(f) Within ten days after receiving notice from the Company of any such activity described in Section 14(e) above, the Participant shall deliver to the Company the Shares acquired pursuant to the Award, or, if Participant has sold the Shares, the gain realized, or payment received as a result of the rescinded exercise, payment, or delivery; provided, that if the Participant returns Shares that the Participant purchased pursuant to the exercise of an Option (or the gains realized from the sale of such Company Stock), the Company shall promptly refund the exercise price, without earnings, that the Participant paid for the Shares.  Any payment by the Participant to the Company pursuant to this Section shall be made either in cash or by returning to the Company the number of Shares that the Participant received in connection with the rescinded exercise, payment, or delivery.

(g) Notwithstanding the foregoing provisions of this Section, the Company has sole and absolute discretion not to require Termination, Rescission and/or Recapture, and its determination not to require Termination, Rescission and/or Recapture with respect to any particular act by a particular Participant or Award shall not in any way reduce or eliminate the Company’s authority to require Termination, Rescission and/or Recapture with respect to any other act or Participant or Award.

(h) All administrative and discretionary authority given to the Company under this Section shall be exercised by the most senior human resources executive of the Company or such other person or committee (including without limitation the Committee) as the Committee may designate from time to time.

(i) If any provision within this Section is determined to be unenforceable or invalid under any Applicable Law, such provision will be applied to the maximum extent permitted by Applicable Law, and shall automatically be deemed amended in a manner consistent with its objectives and any limitations required under Applicable Law.

15.

Recoupment of Awards.  Unless otherwise specifically provided in an Award Agreement, and to the extent permitted by Applicable Law, the Committee may in its sole and absolute discretion, without obtaining the approval or consent of the Company’s stockholders or of any Participant, require that any Participant reimburse the Company for all or any portion of any Awards granted under this Plan (“Reimbursement”), or the Committee may require the Termination or Rescission of, or the Recapture associated with, any Award, if and to the extent—

(a) the granting, vesting, or payment of such Award was predicated upon the achievement of certain financial results that were subsequently the subject of a material financial restatement;

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(b) in the Committee’s view the Participant either benefited from a calculation that later proves to be materially inaccurate, or engaged in fraud or misconduct that caused or partially caused the need for a material financial restatement by the Company or any Affiliate; and

(c) a lower granting, vesting, or payment of such Award would have occurred based upon the miscalculated amounts or the conduct described in clause (b) of this Section.

In each instance, the Committee will, to the extent practicable and allowable under Applicable Laws, require Reimbursement, Termination or Rescission of, or Recapture relating to, any such Award granted to a Participant; provided that the Company will not seek Reimbursement, Termination or Rescission of, or Recapture relating to, any such Awards that were paid or vested more than three years prior to the first date of the applicable restatement period.

16.

Relationship to other Benefits.  No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Affiliate except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

17.

Administration of the Plan.   The Committee shall administer the Plan in accordance with its terms, provided that the Board may act in lieu of the Committee on any matter.  The Committee shall hold meetings at such times and places as it may determine and shall make such rules and regulations for the conduct of its business as it deems advisable.  In the absence of a duly appointed Committee, the Board shall function as the Committee for all purposes of the Plan.

(a) Committee Composition.  The Board shall appoint the members of the Committee. If and to the extent permitted by Applicable Law, the Committee may authorize one or more executive officers to make Awards to Eligible Persons other than themselves.  The Board may at any time appoint additional members to the Committee, remove and replace members of the Committee with or without Cause, and fill vacancies on the Committee however caused.

(b) Powers of the Committee. Subject to the provisions of the Plan, the Committee shall have the authority, in its sole discretion:
(i)	to grant Awards and to determine Eligible Persons to whom Awards shall be granted from time to time, and the number of Shares, units, or dollars to be covered by each Award;
(ii)	to determine, from time to time, the Fair Market Value of Shares;
(iii)

to determine, and to set forth in Award Agreements, the terms and conditions of all Awards, including any applicable exercise or purchase price, the installments and conditions under which an Award shall become vested (which may be based on performance), terminated, expired, cancelled, or replaced, and the circumstances for vesting acceleration or waiver of forfeiture restrictions, and other restrictions and limitations;

(iv)	to approve the forms of Award Agreements and all other documents, notices and certificates in connection therewith which need not be identical either as to type of Award or among Participants;
(v)

to construe and interpret the terms of the Plan and any Award Agreement, to determine the meaning of their terms, and to prescribe, amend, and rescind rules and procedures relating to the Plan and its administration;

(vi)

to the extent consistent with the purposes of the Plan and without amending the Plan, to modify, to cancel, or to waive the Company’s rights with respect to any Awards, to adjust or to modify

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Award Agreements for changes in Applicable Law, and to recognize differences in foreign law, tax policies, or customs;

(vii)

in the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting, settlement, or exercise of Award, such as a system using an internet website or interactive voice response, to implement paperless documentation, granting, settlement, or exercise of Awards by a Participant may be permitted through the use of such an automated system; and

(viii)	to make all interpretations and to take all other actions that the Committee may consider necessary or advisable to administer the Plan or to effectuate its purposes.

Subject to Applicable Law and the restrictions set forth in the Plan, the Committee may delegate administrative functions to individuals who are Directors or Employees.

(c) Law Adjustments and Sub-plans.  To facilitate the making of any grant of an Award under this Plan, the Committee may adopt rules and provide for such special terms for Awards to Participants who are located within the United States, foreign nationals, or who are employed by the Company or any Affiliate outside of the United States of America as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom.  Without limiting the foregoing, the Company is specifically authorized to adopt rules and procedures regarding the conversion of local currency, taxes, withholding procedures and handling of stock certificates which vary with the customs and requirements of particular countries.  The Company may adopt sub-plans and establish escrow accounts and trusts, and settle Awards in cash in lieu of shares, as may be appropriate, required or applicable to particular locations and countries.

(d) Action by Committee.  Unless otherwise established by the Board or in any charter of the Committee, a majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by all members of the Committee in lieu of a meeting, shall be deemed the acts of the Committee.  Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by an officer or other employee of the Company or any Affiliate, the Company’s independent certified public accounts, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

(e) Deference to Committee Determinations.  The Committee shall have the discretion to interpret or construe ambiguous, unclear, or implied (but omitted) terms in any fashion it deems to be appropriate in its sole discretion, and to make any findings of fact needed in the administration of the Plan or Award Agreements.  The Committee’s prior exercise of its discretionary authority shall not obligate it to exercise its authority in a like fashion thereafter.  The Committee’s interpretation and construction of any provision of the Plan, or of any Award or Award Agreement, and all determination the Committee makes pursuant to the Plan shall be final, binding, and conclusive.   The validity of any such interpretation, construction, decision or finding of fact shall not be given de novo review if challenged in court, by arbitration, or in any other forum, and shall be upheld unless clearly made in bad faith or materially affected by fraud.

(f) No Liability; Indemnification.  Neither the Board nor any Committee member, nor any Person acting at the direction of the Board or the Committee, shall be liable for any act, omission, interpretation, construction or determination made in good faith with respect to the Plan, any Award or any Award Agreement.  The Company and its Affiliates shall pay or reimburse any member of the Committee, as well as any Director, Employee, or Consultant who in good faith takes action on behalf of the Plan, for all expenses incurred with respect to the Plan, and to the full extent allowable under Applicable Law shall indemnify each and every one of them for any claims, liabilities, and costs (including reasonable attorney’s fees) arising out of their good faith

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performance of duties on behalf of the Plan.  The Company and its Affiliates may, but shall not be required to, obtain liability insurance for this purpose.

(g) Expenses. The expenses of administering the Plan shall be borne jointly and severally by the Company and its Affiliates.
18.

Modification of Awards and Substitution of Options.   Within the limitations of the Plan, the Committee may modify an Award to accelerate the rate at which an Option or SAR may be exercised, to accelerate the vesting of any Award, to extend or renew outstanding Awards, to accept the cancellation of outstanding Awards to the extent not previously exercised, or to make any change that the Plan would permit for a new Award.  Notwithstanding the foregoing, no modification of an outstanding Award may materially and adversely affect a Participant’s rights thereunder unless either (a) the Participant provides written consent to the modification, or (b) before a Change in Control, the Committee determines in good faith that the modification is not materially adverse to the Participant.    Except as provided in Section 13, without prior stockholder approval, in no event may the Committee exercise its discretion to reduce the exercise price of outstanding Options or SARs or effect repricing through cancellation and re-grants or cancellation in exchange for cash.

19.

Plan Amendment and Termination.  The Board may amend or terminate the Plan as it shall deem advisable; provided that no change shall be made that increases the total number of Shares reserved for issuance pursuant to Awards (except pursuant to Section 13 above) unless such change is authorized by the stockholders of the Company.  A termination or amendment of the Plan shall not materially and adversely affect a Participant’s vested rights under an Award previously granted to him or her, unless either (a) the Participant consents in writing to such termination or amendment, or (b) before a Change in Control, the Committee determines in good faith that the modification is not materially adverse to the Participant.  Notwithstanding the foregoing, the Committee may amend the Plan to comply with changes in tax or securities laws or regulations, or in the interpretation thereof.

20.

Term of Plan.  If not sooner terminated by the Board, this Plan shall terminate at the close of business on the date ten years after its Effective Date.  No Awards shall be made under the Plan after its termination; however, termination of the Plan shall not affect the Committee’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

21.	Governing Law. The terms of this Plan shall be governed by the laws of the State of Delaware, within the United States of America, without regard to the State’s conflict of laws rules.
22.	Laws and Regulations.

(a)General Rules.    This Plan, the granting of Awards, the exercise of Options and SARs, and the obligations of the Company hereunder (including those to pay cash or to deliver, sell or accept the surrender of any of its Shares or other securities) shall be subject to all Applicable Laws.  In the event that any Shares are not registered under any Applicable Law prior to the required delivery of them pursuant to Awards, the Company may require, as a condition to their issuance or delivery, that the persons to whom the Shares are to be issued or delivered make any written representations and warranties (such as that such Shares are being acquired by the Participant for investment for the Participant’s own account and not with a view to, for resale in connection with, or with an intent of participating directly or indirectly in, any distribution of such Shares) that the Committee may reasonably require, and the Committee may in its sole discretion include a legend to such effect on the certificates representing any Shares issued or delivered pursuant to the Plan.

(b)Black-out Periods.  Notwithstanding any contrary terms within the Plan or any Award Agreement, the Committee shall have the absolute discretion to impose a “blackout” period on the exercise of any Option or SAR, as well as the settlement of any Award, with respect to any or all Participants (including those whose Continuous Service has ended) to the extent that the Committee determines that doing so is either desirable or required in order to comply with applicable securities laws.

23.

No Stockholder Rights.  Neither a Participant nor any transferee or Beneficiary of a Participant shall have any rights as a stockholder of the Company with respect to any Shares underlying any Award until the date of

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issuance of  the Shares to such Participant, transferee, or Beneficiary for such Shares in accordance with the Company’s governing instruments and Applicable Law.  Prior to the issuance of Shares or Restricted Shares pursuant to an Award, a Participant shall not have the right to vote or to receive dividends or any other rights as a stockholder with respect to the Shares underlying the Award (unless otherwise provided in the Award Agreement for Restricted Shares), notwithstanding its exercise in the case of Options and SARs.  No adjustment will be made for a dividend or other right that is determined based on a record date prior to the date the Share is issued, except as otherwise specifically provided for in this Plan or an Award Agreement.

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___________________

Appendix I: Definitions

___________________

As used in the Plan, the following terms have the meanings indicated when they begin with initial capital letters within the Plan:

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or under common control with such Person.  For the purposes of this definition, “control,” when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person or the power to elect directors, whether through the ownership of voting securities, by contract or otherwise; and the terms “affiliated,” “controlling” and “controlled” have meanings correlative to the foregoing.

“Applicable Law” means the legal requirements relating to the administration of options and share-based plans under any applicable laws of the United States, any other country, and any provincial, state, or local subdivision, any applicable stock exchange or automated quotation system rules or regulations, as such laws, rules, regulations and requirements shall be in place from time to time.

“Award” means any award made pursuant to the Plan, including awards made in the form of an Option, an SAR, a Restricted Share, a RSU, an Unrestricted Share, a DSU, a Performance Unit, a Performance Award, or Dividend Equivalent Rights, or any combination thereof, whether alternative or cumulative.

“Award Agreement” means any written document setting forth the terms of an Award that has been authorized by the Committee. The Committee shall determine the form or forms of documents to be used, and may change them from time to time for any reason.

“Beneficiary” means the person or entity designated by the Participant, in a form approved by the Company, to exercise the Participant’s rights with respect to an Award or receive payment or settlement under an Award after the Participant’s death.

“Board” means the Board of Directors of the Company.

“Cause” will have the meaning set forth in any unexpired employment agreement between the Company and the Participant. In the absence of such an agreement, “Cause” will exist if the Participant is terminated from employment or other service with the Company or an Affiliate for any of the following reasons: (i) the Participant’s willful failure to substantially perform his or her duties and responsibilities to the Company or deliberate violation of a material Company policy; (ii) the Participant’s commission of any material act or acts of fraud, embezzlement, dishonesty, or other willful misconduct; (iii) the Participant’s material unauthorized use or disclosure of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company; or (iv) Participant’s willful and material breach of any of his or her obligations under any written agreement or covenant with the Company.  The foregoing definition does not in any way limit the Company’s ability to terminate a Participant’s employment or consulting relationship at any time, and the term “Company” will be interpreted herein to include any Affiliate or successor thereto, if appropriate.

“Change in Control” means any of the following:

(i)

Merger.  The Company consummates a merger, or consolidation of the Company with any other corporation unless: (A) the voting securities of the Company outstanding immediately before the merger or consolidation would continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; and (B) no Person (other than Persons who are Employees at any time more than one year before a transaction) becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities.

(ii)	Sale of Assets. The stockholders of the Company approve an agreement for the sale or disposition by the Company of all, or substantially all, of the Company’s assets.

Notwithstanding the foregoing, a “Change in Control” shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee”  means the Compensation Committee of the Board or its successor, provided that the term “Committee” means (i) with respect to any decision involving an Award intended to satisfy the requirements of Code Section 162(m), a committee consisting of two or more Directors of the Company who are intended to be “outside directors” within the meaning of Code Section 162(m), and (ii) with respect to any decision relating to a Reporting Person, a committee consisting of solely of two or more Directors who are intended to be disinterested within the meaning of Rule 16b-3.

“Company” means Vermillion, Inc., a Delaware corporation; provided that in the event the Company reincorporates to another jurisdiction, all references to the term “Company” shall refer to the Company in such new jurisdiction.

“Company Stock” means common stock, $0.001 par value, of the Company.  In the event of a change in the capital structure of the Company affecting the common stock (as provided in Section 13), the Shares resulting from such a change in the common stock shall be deemed to be Company Stock within the meaning of the Plan.

“Consultant” means any person (other than an Employee or Director), including an advisor, who is engaged by the Company or any Affiliate to render services and is compensated for such services.

“Continuous Service” means a Participant’s period of service in the absence of any interruption or termination, as an Employee, Director, or Consultant.  Continuous Service shall not be considered interrupted in the case of:  (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Committee, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; (iv) changes in status from Director to advisory director or emeritus status; or (iv) transfers between locations of the Company or between the Company and its Affiliates.  Changes in status between service as an Employee, Director, and a Consultant will not constitute an interruption of Continuous Service if the individual continues to perform bona fide services for the Company.  The Committee shall have the discretion to determine whether and to what extent the vesting of any Awards shall be tolled during any paid or unpaid leave of absence; provided,  however, that in the absence of such determination, vesting for all Awards shall be tolled during any such unpaid leave (but not for a paid leave).

“Deferred Share Units” or “DSUs” mean Awards pursuant to Section 8 of the Plan.

“Director” means a member of the Board, or a member of the board of directors of an Affiliate.

“Disabled” means a condition under which a Participant –

(i)is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or

(ii)is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, received income replacement benefits for a period of not less than three months under an accident or health plan covering employees of the Company.

“Dividend Equivalent Rights” means Awards pursuant to Section 10 of the Plan, which may be attached to other Awards.

“Effective Date” means the date on which the shareholders of the Company approve the Plan, as amended and restated.

“Eligible Person” means any Consultant, Director, or Employee.

“Employee” means any person whom the Company or any Affiliate classifies as an employee (including an officer) for employment tax purposes, whether or not that classification is correct.  The payment by the Company of a director’s fee to a Director shall not be sufficient to constitute “employment” of such Director by the Company.

“Employer” means the Company and each Subsidiary and Affiliate that employs one or more Participants.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date, the closing price of the Company Stock on the New York Stock Exchange, the American Stock Exchange, NASDAQ or such other stock exchange as the Company Stock is then listed for trading, as of such date (and, if none, as determined by the Committee in good faith based on relevant facts and circumstances).

“Grant Date” means the later of (i) the date designated as the “Grant Date” within an Award Agreement, and (ii) date on which the Committee determines the key terms of an Award, provided that as soon as reasonably practical thereafter the Committee both notifies the Eligible Person of the Award and enters into an Award Agreement with the Eligible Person.

“Incentive Stock Option” (or “ISO”) means, an Option that qualifies for favorable income tax treatment under Code Section 422, and which is intended by the Committee to constitute an Incentive Stock Option

“Non-ISO” means an Option that is not an Incentive Stock Option.

“Option” means a right to purchase Company Stock granted under the Plan, at a price determined in accordance with the Plan.

“Participant” means any Eligible Person who holds an outstanding Award.

“Performance Awards” mean Awards granted pursuant to Section 9.

“Performance Unit” means an Award granted pursuant to Section 9(a) of the Plan which may be paid in cash, in Shares, or such combination of cash and Shares as the Committee in its sole discretion shall determine.

“Person” means any natural person, association, trust, business trust, cooperative, corporation, general partnership, joint venture, joint-stock company, limited partnership, limited liability company, real estate investment trust, regulatory body, governmental agency or instrumentality, unincorporated organization or organizational entity.

“Plan” means this Vermillion, Inc. Amended and Restated 2010 Stock Incentive Plan.

“Recapture” and “Rescission” have the meaning set forth in Section 14 of the Plan.

“Reimbursement” has the meaning set forth in Section 15 of the Plan.

“Reporting Person” means an Employee, Director, or Consultant who is subject to the reporting requirements set forth under Rule 16b-3.

“Restricted Share” means a Share of Company Stock awarded with restrictions imposed under Section 7.

“Restricted Share Unit” or “RSU” means a right granted to a Participant to receive Shares or cash upon the lapse of restrictions imposed under Section 7.

“Retirement” means a Participant’s termination of employment after age 65.

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor provision.

“Share” means a share of Company Stock, as adjusted in accordance with Section 13 of the Plan.

“SAR” or “Share Appreciation Right” means a right to receive amounts awarded under Section 6.

“Ten Percent Holder” means a person who owns (within the meaning of Code Section 422) stock representing more than ten percent (10%) of the combined voting power of all classes of stock of the Company.

“Unrestricted Shares” mean Shares (without restrictions) awarded pursuant to Section 7 of the Plan.

“Withholding Taxes” means the aggregate minimum amount of federal, state, local and foreign income, payroll and other taxes that the Company and any Affiliates are required to withhold in connection with any Award.

Vermillion, Inc.

Amended and Restated 2010 Stock Incentive Plan

_______________________

Appendix II: ____ Sub-Plan

_______________________

This Appendix II applies to any Awards that are made to Eligible Persons who are residents of ___________ and who are or may become subject to its tax laws (i.e. income tax and/or social security tax) as a result of Awards granted under the Vermillion, Inc. Amended and Restated 2010 Stock Incentive Plan (the “Plan”).  Terms herein that begin with initial capital letters have the special definition set forth in the Plan.

This Appendix II shall be read in conjunction with the Plan and is subject to the terms and conditions of the Plan; provided that, to the extent that the terms and conditions of the Plan differ from or conflict with the terms of this Appendix II, the following terms of this Appendix II shall prevail:

1.______________________

Vermillion, Inc.

Amended and Restated 2010 Stock Incentive Plan

As approved by the Board of

Directors on _________  ___,

2013, and by the Company’s

stockholders on _____, 2013.

VERMILLION, INC.

Annual Meeting of Stockholders

December 12, 2013

This proxy is solicited on behalf of the Board of Directors

The signatory hereby appoint(s) each of Thomas H. McLain and Eric J. Schoen, with full power of substitution, the lawful attorney and proxy, of the signatory to vote as designated on the reverse side, and, in her/his discretion, upon such other business as may properly be presented to the meeting, all of the shares of VERMILLION, INC. which the signatory shall be entitled to vote at the Annual Meeting of Stockholders to be held on December 12, 2013, and at any adjournments or postponements thereof.

This proxy, when properly executed, will be voted in the matter directed by the stockholder(s) signing on the reverse side. IF NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED "FOR" THE NOMINEE LISTED IN PROPOSAL 2 AND "FOR" PROPOSALS 1, 3, 4 AND 5 ON THE REVERSE SIDE. This proxy may be revoked at any time prior to the time it is voted by any means described in the accompanying proxy statement.

PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE TO ASSURE REPRESENTATION OF YOUR SHARES.

Continued and to be signed on reverse side

The Board of Directors recommends you vote FOR proposals 1 through 5.	For	Against	Abstain

1. Proposal to adopt amendments to our Certificate of Incorporation and Bylaws to declassify the Board of Directors	☐	☐	☐

2. Elector of Director	For		Withhold
Nominee: Peter S. Roddy	☐		☐

	For	Against	Abstain
3. Advisory vote to approve the compensation of the Company’s Named Executive Officers.	☐	☐	☐

4. Proposal to ratify the selection of BDO USA, LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2013.	☐	☐	☐

5. Proposal to approve the Vermillion, Inc. Amended and Restated 2010 Stock Incentive Plan.	☐	☐	☐

Please date and sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such.  Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date			Signature {Joint Owners)	Date